UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT COMPANY

Investment Company Act file number:	811-5445

Name of Registrant:	Vanguard Fenway Funds

Address of Registrant:	P.O. Box 2600 Valley Forge, PA 19482

Name and address of agent for service:	Heidi Stam, Esquire P.O. Box 876 Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end:	September 30

Date of reporting period:	October 1, 2004 - September 30, 2005

Item 1:	Reports to Shareholders

Vanguard® Equity Income Fund

> Annual Report

September 30, 2005

> For the fiscal year ended September 30, 2005, the Investor Shares of Vanguard Equity Income Fund returned 12.3%.

> The fund’s return was outpaced by that of its average competitor, which gained 13.7% for the period, and trailed the result of its unmanaged benchmark index, which returned 16.7%.

> On September 23, 2005, the board of trustees of the fund realigned its advisory team, allocating the fund’s assets between two advisors: Wellington Management Company, LLP, and Vanguard Quantitative Equity Group.

Contents

Your Fund's Total Returns	1

Chairman's Letter	2

Advisors' Report	7

Fund Profile	9

Performance Summary	10

Financial Statements	12

Your Fund's After-Tax Returns	24

About Your Fund's Expenses	25

Trustees Renew Advisory Arrangements	27

Glossary	30

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the cover of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Total Returns

Fiscal Year Ended September 30, 2005

Vanguard Equity Income Fund

Investor Shares	12.3%

Admiral Shares	12.4

Russell 1000 Value Index	16.7

Average Equity Income Fund[1]	13.7

Dow Jones Wilshire 5000 Index	14.7

Your Fund's Performance at a Glance September 30, 2004-September 30, 2005
			Distributions Per Share
Equity Income Fund	Starting Share Price	Ending Share Price	Income Dividends	Capital Gains

Investor Shares	$22.82	$23.73	$0.640	$1.172

Admiral Shares	47.83	49.74	1.406	2.456

1 Derived from data provided by Lipper Inc.

Chairman’s Letter

Dear Shareholder,

Both the Investor and Admiral™ Shares of Vanguard Equity Income Fund returned more than 12% during the 2005 fiscal year. These returns fell short of the performance of the fund’s benchmark, the Russell 1000 Value Index, as well as of the 13.7% gain posted by the average competing mutual fund peer.

At the end of the fiscal year, the Equity Income Fund’s dividend yield was 2.7% for Investor Shares and 2.8% for Admiral Shares. The top table on page 1 shows the total returns (capital change plus reinvested distributions) for both share classes, the fund’s unmanaged benchmark, its peer-fund average, and an index that tracks the entire U.S. stock market. For more information on the fund’s performance, including changes in share price and per-share distribution amounts for Investor and Admiral Shares, see the bottom table on page 1.

If you own the fund in a taxable account, you may wish to review our report on the fund’s after-tax returns on page 24.

Despite some economic bumps, stocks fared well

The U.S. stock market navigated through the past 12 months with strong gains, despite some underlying periods of weakness. Throughout the period, economic reports generally suggested a solid expansion, though several warning signals flared. Some analysts wondered whether consumers—the most important pillar of the economy—could continue to withstand the effects of persistently high energy prices and the potentially wide-ranging impact of Hurricane Katrina in an environment of modest income gains.

During the fiscal year, the Dow Jones Wilshire 5000 Composite Index, a broad measure of U.S. stock prices, returned 14.7%. Returns from both small- and mid-capitalization stocks outpaced those of large-cap stocks. Value-oriented stocks (those that typically trade at below-market valuations relative to their earnings, book values, and other fundamental measures) generally produced better returns than growth-oriented issues (those expected to return above-average earnings growth).

International stocks, particularly those from emerging markets, delivered outstanding returns relative to those of U.S. stocks.

Bond market continued to show interesting yield trend

In the fixed income markets, short-term interest rates rose sharply while rates for the longest-term bonds fell. This unusual pattern has led to a “flattening” of the yield curve. Since bond prices move in the opposite direction from yields, this flattening has led to weak returns for short-term bonds and respectable returns for long-term bonds.

Market Barometer	Average Annual Total Returns Periods Ended September 30, 2005
	One Year	Three Years	Five Years

Stocks

Russell 1000 Index (Large-caps)	14.3%	17.7%	-1.3%

Russell 2000 Index (Small-caps)	18.0	24.1	6.4

Dow Jones Wilshire 5000 Index (Entire market)	14.7	18.4	-0.5

MSCI All Country World Index ex USA (International)	29.5	27.2	4.8

Bonds

Lehman Aggregate Bond Index (Broad taxable market)	2.8%	4.0%	6.6%

Lehman Municipal Bond Index	4.0	4.2	6.3

Citigroup 3-Month Treasury Bill Index	2.5	1.6	2.3

CPI

Consumer Price Index	4.7%	3.2%	2.7%

The Federal Reserve Board raised its target federal funds rate on eight occasions during the 12 months, for a total increase of 2 percentage points. The yield of the 3-month U.S. Treasury bill, which closely follows the Fed’s moves and serves as a proxy for money market rates, ended the period at 3.54%—more than double its initial 1.70% level. Meanwhile, the yield of the 10-year U.S. Treasury note, a benchmark for longer-term rates, started the fiscal year at 4.12%, rose to 4.48% in March, dipped to 3.91% by the end of June, and ended the period at 4.32%.

The Lehman Brothers Aggregate Bond Index, a measure of the broad investment-grade bond market, returned 2.8% for the 12 months. The returns of corporate bonds were generally higher than those of government issues. High-yield bonds, whose performance is generally more attuned to the financial health of their issuers than to interest rates, saw substantially higher returns than either corporate or Treasury bonds.

Equity Income maintained its value-oriented mandate

Vanguard Equity Income Fund’s investment strategy leads it to invest in the stocks of undervalued companies that offer above-average dividends and have prospects for moderate growth. In general, dividend-paying stocks were not especially prized by investors during the past 12 months, but the powerfully performing exceptions to this general sentiment included the fund’s sizable positions in income-rich integrated oils and utilities stocks. Together these two sectors represented over 20% of the fund’s total holdings, although the fund was still underweighted in integrated oil companies relative to the benchmark.

The fund’s overweighting in the utilities sector produced excellent results, as persistently strong power demand and investor enthusiasm generated a 26% advance among these holdings. FPL Group (+44%), Exelon (+51%), and TXU (+143%) were all stellar contributors.

At the same time, the fund’s holdings in integrated oils surged 41% in response to growing world demand and record-setting prices for crude oil. The largest contributors to Equity Income’s return in this sector were also two of the fund’s top-ten holdings: ConocoPhillips (+73%) and ExxonMobil (+34%). Despite the fund’s robust returns in this area, its underweighting of both integrated oils and

Expense Ratios: [1] Your fund compared with its peer group
	Investor Shares	Admiral Shares	Average Equity Income Fund

Equity Income Fund	0.32%	0.19%	1.47%

1 Peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2004.

“other energy” relative to the benchmark amounted to missed opportunities for the period.

Other notable performers included consumer staples giant Altria Group (+64%) and heavy-equipment manufacturer Caterpillar (+49%). In contrast, the fund’s overweighting in the materials & processing sector proved to be a drag on performance, as aluminum-producing companies Alcoa (–26%) and Alcan (–24%) were down significantly, a result of lower prices for aluminum. The fund also experienced weak returns from financial services stocks and from General Motors.

On September 23, 2005, the Equity Income Fund’s board of trustees realigned the fund’s investment advisory team, dividing fund assets between two advisors: Wellington Management Company and Vanguard Quantitative Equity Group. As part of the realignment, the two advisors assumed responsibility for the assets previously managed by John A. Levin & Company, which had served as an advisor to the fund since 1995. The trustees decided that this modification in advisors will provide the fund’s shareholders with the best combination of investment approaches, expertise, and resources. The fund’s investment objective has not changed.

The fund’s long-term performance has been strong

Over time, the fund’s emphasis on dividend-paying stocks has generated competitive total returns. As the table below shows, the Equity Income Fund Investor Shares’ average annual total return of 10.4% since September 30, 1995, exceeded that of the average peer fund by nearly 2 percentage points per year—a margin that produced a $4,002 difference in the ending values of comparable $10,000 investments made on that date.

Total Returns	Ten Years Ended September 30, 2005
	Average Annual Return	Final Value of a $10,000 Initial Investment

Equity Income Fund Investor Shares	10.4%	$26,901

Russell 1000 Value Index	11.5	29,748

Average Equity Income Fund	8.6	22,899

Dow Jones Wilshire 5000 Index	9.4	24,619

Fund Assets Managed	September 30, 2005
	$ Million	Percentage

Wellington Management Company, LLP	$2,541	59%

Vanguard Quantitative Equity Group	1,662	38

Cash Investments[1]	148	3

Total	$4,351	100%

1 These short-term reserves are invested by Vanguard in equity index products to simulate investment in stocks. Each advisor may also maintain a modest cash position.

The fund also surpassed the average annual return of the broad-market Dow Jones Wilshire 5000 Index by a full percentage point. However, over the ten-year period, the fund’s return lagged that of the Russell 1000 Value Index by slightly more than 1 percentage point a year.

Diversification is key to your success as an investor

By carefully choosing a diversified mix of stock, bond, and money market mutual funds that fit your goals, time horizon, and tolerance for risk, you position your portfolio to help you reach your desired financial destination. A diversified portfolio allows you to reap the potential rewards offered by each asset class—and also helps to mitigate the effects of the inevitable downturns.

If you keep your investment expenses low and hold fast to a long-term investment program, you’ll be well-positioned to experience steady growth. Maintaining such an emphasis on constancy and the long term can help you reach your financial goals.

Vanguard Equity Income Fund, with its low expenses and long-term focus on attractively valued stocks, can serve as a useful component of a diversified portfolio.

Thank you for entrusting your assets to Vanguard.

Sincerely,

John J. Brennan
Chairman and Chief Executive Officer
October 14, 2005

Advisors’ Report

During the 12 months ended September 30, 2005, the Investor Shares of Vanguard Equity Income Fund returned 12.3% and the lower-cost Admiral Shares returned 12.4%. This performance reflects the combined efforts of your fund’s advisors. The use of multiple advisors provides exposure to distinct, yet complementary, investment approaches, enhancing the diversification of your fund.

The advisors, the percentage of fund assets each currently manages, and a brief description of their investment strategies are presented in the table below. Each advisor has also prepared a discussion of the investment environment that existed during the 2005 fiscal year and how the portfolio positioning reflects this assessment.

Wellington Management Company, LLP

Portfolio Manager: John R. Ryan, Senior Vice President, Managing Partner

At the start of fiscal 2005, we expected the economy to continue to grow, but at a decelerating rate. Our forecast assumed that capital and business spending would remain robust, but that consumer spending would slow.

During the past 12 months, the economy largely performed in line with these expectations, but with two surprises. First, long-term interest rates fell even as the Federal Reserve Board increased its short-term rate target on eight occasions—or eleven, if we include the earlier rate hikes that were part of the same round of policy tightening. This combination of tumbling long-term rates and persistent increases in short-term rates is unprecedented. Second, energy prices escalated sharply, rising well above our projections.

Vanguard Equity Income Fund Investment Advisors
Investment Advisors	Fund Assets Managed (%)	Investment Strategy

Wellington Management Company, LLP	59	A fundamental approach to seeking desirable stocks.
		Our selections typically offer above-average dividend
		yields, below-average valuations, and the potential for
		dividend increases in the future.

Vanguard Quantitative Equity Group	38	Quantitative management with the primary
		assessment of a company's future prospects made by
		evaluating its current valuation characteristics.

Cash Investments[1]	3

1 These short-term reserves are invested by Vanguard in equity index products to simulate investment in stocks. Each advisor may also maintain a modest cash position.

These developments have reinforced our initial case for economic deceleration, as have the sharp slide in consumer confidence in the wake of natural disasters and the Fed’s apparent intention to raise rates high enough to reduce the complacency of marginal accumulators of real estate and high-risk assets. The global economy is strong, but we believe the ceiling on growth has now been lowered.

Accordingly, our portfolio purchases during the past year have focused primarily on companies that are less cyclically sensitive. For example, we bought shares in telecommunications, pharmaceutical, electric utility, and packaged-food companies. Our sales focused on a few energy companies, which approached our price targets, and on other companies for which we believe the investment case had weakened, either because of management mistakes or because of a deteriorating operating environment. Examples include General Motors, Morgan Stanley, Fannie Mae, and St. Paul Travelers.

Vanguard Quantitative Equity Group

Portfolio Manager: James P. Stetler, Principal

Our investment approach for the Equity Income Fund is to buy securities whose current valuation characteristics are attractive relative both to their own history and to the market. We do not constrain the portfolio by trying to match the market capitalization or sector exposures of an overall market-based benchmark. In essence, we are seeking to exploit reversion to the mean at both an individual stock level and a sector level. Thus, our portfolio will tend to favor stocks in sectors that have been under pressure, while we generally avoid or sell stocks in industries that have been performing well.

Over the course of the last fiscal year, our portfolio’s sales were concentrated in the energy sectors, where stock returns had surged as oil prices touched record highs. Using the proceeds of these sales, we made purchases that were weighted fairly heavily in consumer discretionary stocks and also in automobile-related securities, whose performance has been depressed by declining credit ratings, poor sales, rising materials costs, and bloated cost structures.

Unfortunately, the sharp rise in energy prices and the consequent damage to the U.S. automotive sector led not to mean reversion, but to mean aversion—that is, prices continued to follow their recent patterns. In periods such as these, our portfolio’s performance tends to suffer. However, we remain committed to our long-term investment process and have not changed our approach.

Fund Profile
As of September 30, 2005

Portfolio Characteristics
	Fund	Comparative Index[1]	Broad Index[2]

Number of Stocks	156	651	4,967

Median Market Cap	$29.3B	$34.0B	$27.0B

Price/Earnings Ratio	15.8x	15.4x	21.1x

Price/Book Ratio	2.4x	2.1x	2.8x

Yield		2.4%	1.6%

Investor Shares	2.7%

Admiral Shares	2.8%

Return on Equity	19.3%	16.6%	17.7%

Earnings Growth Rate	10.1%	10.6%	9.1%

Foreign Holdings	3.5%	0.0%	2.2%

Turnover Rate	42%	--	--

Expense Ratio		--	--

Investor Shares	0.32%

Admiral Shares	0.19%

Short-Term Reserves	1%	--	--

Sector Diversification (% of portfolio)
	Fund	Comparative Index[1]	Broad Index[2]

Auto & Transportation	2%	2%	2%

Consumer Discretionary	8	9	15

Consumer Staples	10	5	7

Financial Services	31	35	22

Health Care	9	7	12

Integrated Oils	8	11	5

Other Energy	0	4	5

Materials & Processing	8	5	4

Producer Durables	5	2	5

Technology	1	5	13

Utilities	15	13	6

Other	2	2	4

Short-Term Reserves	1%	--	--

Volatility Measures
	Fund	Comparative Index[1]	Fund	Broad Index[2]

R-Squared	0.97	1.00	0.88	1.00

Beta	0.92	1.00	0.84	1.00

Ten Largest Holdings[3] (% of total net assets)

ExxonMobil Corp.	oil	2.8%

Caterpillar, Inc.	manufacturing	2.8

ConocoPhillips Co.	energy and utilities	2.7

Citigroup, Inc.	banking	2.7

Bank of America Corp.	banking	2.6

Wyeth	pharmaceuticals	1.8

Dominion Resources, Inc.	energy and utilities	1.7

SBC Communications Inc.	Telecommunication services	1.6

Altria Group, Inc.	consumer products manufacturer	1.6

SunTrust Banks, Inc.	banking	1.6

Top Ten		21.9%

Investment Focus

1 Russell 1000 Value Index.
2 Dow Jones Wilshire 5000 Index.
3 “Ten Largest Holdings” excludes any temporary cash investments and equity index products. See page 30 for a glossary of investment terms.

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (For performance data current to the most recent month-end, which may be higher or lower than that cited, visit our website at www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: September 30, 1995–September 30, 2005
Initial Investment of $10,000

	Average Annual Total Returns Periods Ended September 30, 2005			Final Value of a $10,000
	One Year	Five Years	Ten Years	Investment

Equity Income Fund Investor Shares	12.27%	5.29%	10.40%	$26,901

Dow Jones Wilshire 5000 Index	14.65	-0.53	9.43	24,619

Russell 1000 Value Index	16.69	5.76	11.52	29,748

Average Equity Income Fund[1]	13.69	3.75	8.64	22,899

	One Year	Since Inception[2]	Final Value of a $100,000 Investment

Equity Income Fund Admiral Shares	12.42%	5.09%	$122,775

Dow Jones Wilshire 5000 Index	14.65	4.32	119,097

Russell 1000 Value Index	16.69	6.69	130,689

1 Derived from data provided by Lipper Inc.
2 August 13, 2001.
Note: See Financial Highlights tables on pages 18 and 19 for dividend and capital gains information.

Fiscal-Year Total Returns (%): September 30, 1995–September 30, 2005

Financial Statements

Statement of Net Assets
As of September 30, 2005

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

Shares	Market Value• ($000)

Common Stocks (97.8%)[1]
Auto & Transportation (2.2%)
^General Motors Corp.	856,800	26,227
Gentex Corp.	1,437,000	25,004
Dana Corp.	1,455,600	13,697
United Parcel Service, Inc.	186,700	12,907
Ford Motor Co.	1,279,000	12,611
Lear Corp.	187,850	6,381
		96,827
Consumer Discretionary (7.5%)
Kimberly-Clark Corp.	725,175	43,170
Family Dollar Stores, Inc.	1,299,700	25,825
Jones Apparel Group, Inc.	871,800	24,846
New York Times Co. Class A	828,800	24,657
International Game Technology	907,897	24,513
Leggett & Platt, Inc.	1,209,400	24,430
Newell Rubbermaid, Inc.	1,058,800	23,982
Avon Products, Inc.	870,300	23,498
Gannett Co., Inc.	219,400	15,101
^Regal Entertainment Group Class A	748,800	15,006
Mattel, Inc.	741,300	12,365
Knight Ridder	207,700	12,188
Belo Corp. Class A	531,400	12,148
McDonald's Corp.	311,600	10,435
Gillette Co.	171,508	9,982
R.R. Donnelley & Sons Co.	255,600	9,475
Limited Brands, Inc.	442,112	9,032
Eastman Kodak Co.	325,324	7,915
		328,568
Consumer Staples (9.5%)
Altria Group, Inc.	939,055	69,218
Kellogg Co.	867,810	40,032
Colgate-Palmolive Co.	719,000	37,956
Campbell Soup Co.	1,012,466	30,121
ConAgra Foods, Inc.	1,169,500	28,945
The Coca-Cola Co.	620,805	26,813
PepsiCo, Inc.	468,600	26,574
Kraft Foods Inc.	818,600	25,041
Sysco Corp.	782,100	24,534
Albertson's, Inc.	912,100	23,395
General Mills, Inc.	449,073	21,645
^Diageo PLC ADR	325,350	18,874
Sara Lee Corp.	662,570	12,556
Anheuser-Busch Cos., Inc.	277,900	11,961
H.J. Heinz Co.	280,664	10,255
The Clorox Co.	60,897	3,382
		411,302
Financial Services (30.3%)
Banks--New York City (1.5%)
JPMorgan Chase & Co.	1,562,209	53,006
The Bank of New York Co., Inc.	417,900	12,290

Banks--Outside New York City (13.2%)
Bank of America Corp.	2,735,624	115,170
SunTrust Banks, Inc.	986,100	68,485
Wells Fargo & Co.	1,090,565	63,874
PNC Financial Services Group	746,794	43,329
Wachovia Corp.	892,024	42,451
National City Corp.	1,135,000	37,954
U.S. Bancorp	1,012,379	28,428

Shares	Market Value• ($000)

Comerica, Inc.	447,900	26,381
Fifth Third Bancorp	698,000	25,638
Mellon Financial Corp.	769,600	24,604
State Street Corp.	438,114	21,433
Northern Trust Corp.	401,800	20,311
BB&T Corp.	311,800	12,176
First Horizon National Corp.	322,100	11,708
Synovus Financial Corp.	353,000	9,785
City National Corp.	107,100	7,507
Zions Bancorp	105,300	7,498
FirstMerit Corp.	248,000	6,644

Diversified Financial Services (4.5%)
Citigroup, Inc.	2,560,866	116,571
Merrill Lynch & Co., Inc.	878,323	53,885
Marsh & McLennan Cos., Inc.	543,100	16,505
Morgan Stanley	165,200	8,911

Financial Data Processing Services (0.2%)
Paychex, Inc.	299,400	11,102

Financial Information Services (0.3%)
Dow Jones & Co., Inc.	344,200	13,145
Financial--Miscellaneous (2.8%)
MBNA Corp.	1,359,300	33,493
MBIA, Inc.	433,035	26,251
Freddie Mac	463,100	26,147
Fannie Mae	313,900	14,069
Fidelity National Financial, Inc.	309,940	13,799
Nationwide Financial
Services, Inc.	176,500	7,069

Insurance--Life (0.3%)
Jefferson-Pilot Corp.	248,300	12,705

Insurance--Multiline (1.8%)
Cincinnati Financial Corp.	606,843	25,421
Arthur J. Gallagher & Co.	698,139	20,113
Allstate Corp.	184,900	10,223
Aon Corp.	307,600	9,868
Lincoln National Corp.	147,762	7,687
Protective Life Corp.	181,100	7,458

Insurance--Property-Casualty (2.8%)
The Chubb Corp.	579,401	51,885
XL Capital Ltd. Class A	482,800	32,845
ACE Ltd.	692,200	32,582
Mercury General Corp.	72,200	4,331

Real Estate Investment Trusts (1.0%)
Regency Centers Corp. REIT	512,000	29,414
KKR Financial Corp. REIT	312,000	6,939
General Growth Properties
Inc. REIT	140,430	6,309

Savings & Loan (1.6%)
New York Community
Bancorp, Inc.	1,560,100	25,586
Washington Mutual, Inc.	541,265	21,228
Independence Community
Bank Corp.	426,200	14,529
Astoria Financial Corp.	288,150	7,613

Securities Brokers & Services (0.3%)
Countrywide Financial Corp.	362,500	11,955
		1,318,310
Health Care (8.5%)
Wyeth	1,716,198	79,408
Pfizer Inc.	2,326,280	58,087
Abbott Laboratories	1,357,636	57,564
Baxter International, Inc.	1,117,200	44,543
Eli Lilly & Co.	492,269	26,346
Bristol-Myers Squibb Co.	1,084,732	26,099
AstraZeneca Group PLC ADR	535,900	25,241
Johnson & Johnson	390,291	24,698
GlaxoSmithKline PLC ADR	286,893	14,712
Merck & Co., Inc.	498,588	13,567
		370,265
Integrated Oils (7.9%)
ExxonMobil Corp.	1,937,805	123,128
ConocoPhillips Co.	1,668,600	116,652

Shares	Market Value• ($000)

BP PLC ADR	793,786	56,240
Royal Dutch Shell PLC ADR--B Shares	355,177	24,461
Royal Dutch Shell PLC ADR Class A	212,500	13,948
Chevron Corp.	150,790	9,761
		344,190
Materials & Processing (7.4%)
Dow Chemical Co.	1,619,545	67,486
Alcoa Inc.	1,935,500	47,265
E.I. du Pont de Nemours & Co.	1,046,927	41,008
PPG Industries, Inc.	492,800	29,169
Bowater Inc.	770,900	21,793
Air Products & Chemicals, Inc.	379,600	20,931
Weyerhaeuser Co.	287,900	19,793
Archer-Daniels-Midland Co.	795,000	19,605
Freeport-McMoRan Copper
& Gold, Inc. Class B	263,300	12,794
Valspar Corp.	564,000	12,611
International Paper Co.	399,820	11,915
Avery Dennison Corp.	141,500	7,413
Sonoco Products Co.	251,700	6,874
Temple-Inland Inc.	120,400	4,918
		323,575
Producer Durables (4.7%)
Caterpillar, Inc.	2,090,600	122,823
Emerson Electric Co.	613,359	44,039
Dover Corp.	325,400	13,273
Deere & Co.	204,500	12,515
Pitney Bowes, Inc.	153,235	6,396
The Boeing Co.	77,732	5,282
		204,328
Technology (0.7%)
Rockwell Automation, Inc.	428,500	22,668
Raytheon Co.	194,200	7,383
		30,051
Utilities (14.7%)
Dominion Resources, Inc.	857,285	73,846
SBC Communications Inc.	2,968,373	71,152
FPL Group, Inc.	1,360,466	64,758
BellSouth Corp.	2,031,304	53,423
Verizon Communications Inc.	1,219,357	39,861
Exelon Corp.	696,600	37,226
AT&T Corp.	1,768,470	35,016
Sprint Nextel Corp.	1,287,100	30,607
Consolidated Edison Inc.	508,900	24,707
Southern Co.	672,800	24,059
Puget Energy, Inc.	1,023,800	24,039
TXU Corp.	185,100	20,894
PPL Corp.	602,100	19,466
SCANA Corp.	453,800	19,168
Duke Energy Corp.	599,334	17,483
Constellation Energy Group, Inc.	248,000	15,277
Northeast Utilities	618,300	12,335
Kinder Morgan, Inc.	125,000	12,020
Entergy Corp.	139,500	10,368
Public Service Enterprise
Group, Inc.	155,400	10,002
Pinnacle West Capital Corp.	200,400	8,834
Cinergy Corp.	189,700	8,425
NiSource, Inc.	299,500	7,263
		640,229
Other (1.9%)
General Electric Co.	1,498,624	50,459
Teleflex Inc.	220,400	15,538
Honeywell International Inc.	401,762	15,066
		81,063
Exchange-Traded Fund (2.5%)
[2] Vanguard Value VIPERs	1,908,100	108,361
Total Common Stocks
(Cost 3,576,397)		4,257,069

Shares	Market Value• ($000)

Temporary Cash Investments (3.4%)[1]
Money Market Fund (2.0%)
[3] Vanguard Market Liquidity
Fund, 3.744%	40,548,218	40,548
[3] Vanguard Market Liquidity
Fund, 3.744%--Note G	46,482,000	46,482
		87,030
	Face
	Amount
	($000)
Repurchase Agreement (1.2%)
Goldman, Sachs & Co.
3.900%, 10/3/05 (Dated 9/30/05,
Repurchase Value $52,317,000,
collateralized by Federal National
Mortgage Assn. 5.500%-6.000%,
4/1/33-9/1/34)	52,300	52,300

U.S. Agency Obligation (0.2%)
[4] Federal National Mortgage Assn
[5] 3.468%, 10/12/05	7,000	6,993
Total Temporary Cash Investments
(Cost $146,323)		146,323
Total Investments (101.2%)
(Cost $3,722,720)		4,403,392
Other Assets and Liabilities (-1.2%)
Other Assets--Note C		19,534
Liabilities--Note G		(71,442)
		(51,908)
Net Assets (100%)		4,351,484

At September 30, 2005, net assets consisted of:[6]
Amount ($000)

Paid-in Capital	3,485,368

Undistributed Net Investment Income	213

Accumulated Net Realized Gains	185,164

Unrealized Appreciation

Investment Securities	680,672

Futures Contracts	67

Net Assets	4,351,484

Investor Shares--Net Assets

Applicable to 123,653,215 outstanding $.001
par value shares of beneficial interest
(unlimited authorization)	2,934,410

Net asset value per share--Investor Shares	$23.73

Admiral Shares--Net Assets

Applicable to 28,489,558 outstanding $.001
par value shares of beneficial interest
(unlimited authorization)	1,417,074

Net asset value per share--Admiral Shares	$49.74

• See Note A in Notes to Financial Statements.
^ Part of security position is on loan to broker/dealers. See Note G in Notes to Financial Statements.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 98.7% and 2.5%, respectively, of net assets. See Note E in Notes to Financial Statements.
2 Considered an affiliated company of the fund as the issuer is another member of The Vanguard Group.
3 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
4 The issuer operates under a congressional charter; its securities are neither issued nor guaranteed by the U.S. government. If needed, access to additional funding from the U.S. Treasury (beyond the issuer’s line of credit) would require congressional action.
5 Securities with a value of $6,993,000 have been segregated as initial margin for open futures contracts.
6 See Note E in Notes to Financial Statements for the tax-basis components of net assets.
ADR—American Depositary Receipt.
REIT—Real Estate Investment Trust.

Statement of Operations

Year Ended September 30, 2005
($000)

Investment Income

Income

Dividends1	120,419

Interest[1]	3,489

Security Lending	299

Total Income	124,207

Expenses

Investment Advisory Fees--Note B

Basic Fee	4,026

Performance Adjustment	(220)

The Vanguard Group--Note C

Management and Administrative

Investor Shares	6,469

Admiral Shares	678

Marketing and Distribution

Investor Shares	437

Admiral Shares	103

Custodian Fees	61

Auditing Fees	20

Shareholders' Reports

Investor Shares	76

Admiral Shares	1

Trustees' Fees and Expenses	6

Total Expenses	11,657

Expenses Paid Indirectly--Note D	(366)

Net Expenses	11,291

Net Investment Income	112,916

Realized Net Gain (Loss)

Investment Securities Sold[1]	213,733

Futures Contracts	9,714

Realized Net Gain (Loss)	223,447

Change in Unrealized Appreciation (Depreciation)

Investment Securities	108,405

Futures Contracts	119

Change in Unrealized Appreciation (Depreciation)	108,524

Net Increase (Decrease) in Net Assets Resulting From Operations	444,887

1 Dividend income, interest income, and realized net gain (loss) from affiliated companies of the fund were $2,485,000, $2,181,000, and $(200,000), respectively.

Statement of Changes in Net Assets

	Year Ended September 30,
	2005 ($000)	2004 ($000)

Increase (Decrease) In Net Assets

Operations

Net Investment Income	112,916	82,799

Realized Net Gain (Loss)	223,447	183,686

Change in Unrealized Appreciation (Depreciation)	108,524	248,018

Net Increase (Decrease) in Net Assets Resulting from Operations	444,887	514,503

Distributions

Net Investment Income

Investor Shares	(84,682)	(69,799)

Admiral Shares	(26,180)	(14,449)

Realized Capital Gain[1]

Investor Shares	(149,036)	(53,695)

Admiral Shares	(31,863)	(9,958)

Total Distributions	(291,761)	(147,901)

Capital Share Transactions--Note H

Investor Shares	(28,703)	308,594

Admiral Shares	779,228	135,998

Net Increase (Decrease) from Capital Share Transactions	750,525	444,592

Total Increase (Decrease)	903,651	811,194

Net Assets

Beginning of Period	3,447,833	2,636,639

End of Period[2]	4,351,484	3,447,833

1 Includes fiscal 2005 and 2004 short-term gain distributions totaling $74,551,000 and $7,073,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Including undistributed (overdistributed) net investment income of $213,000 and $(1,841,000).

Financial Highlights

Equity Income Fund Investor Shares
	Year Ended September 30,
For a Share Outstanding Throughout Each Period	2005	2004	2003	2002	2001

Net Asset Value, Beginning of Period	$22.82	$20.11	$17.36	$22.22	$24.06

Investment Operations

Net Investment Income	.653	.576	.50	.48	.539

Net Realized and Unrealized Gain (Loss) on Investments	2.069	3.196	2.75	(4.26)	(.699)

Total from Investment Operations	2.722	3.772	3.25	(3.78)	(.160)

Distributions

Dividends from Net Investment Income	(.640)	(.585)	(.50)	(.48)	(.540)

Distributions from Realized Capital Gains	(1.172)	(.477)	--	(.60)	(1.140)

Total Distributions	(1.812)	(1.062)	(.50)	(1.08)	(1.680)

Net Asset Value, End of Period	$23.73	$22.82	$20.11	$17.36	$22.22

Total Return	12.27%	19.07%	18.87%	-17.89%	-0.81%

Ratios/Supplemental Data

Net Assets, End of Period (Millions)	$2,934	$2,838	$2,221	$1,776	$2,182

Ratio of Total Expenses to Average Net Assets[1]	0.32%	0.32%	0.45%	0.46%	0.47%

Ratio of Net Investment Income to Average Net Assets	2.80%	2.61%	2.61%	2.21%	2.26%

Portfolio Turnover Rate	42%	36%	55%	21%	31%

1 Includes performance-based investment advisory fee increases (decreases) of (0.01%), 0.00%, 0.03%, 0.03%, and 0.02%.

Equity Income Fund Admiral Shares
	Year Ended September 30,				Aug. 13[1] to Sept. 30,
For a Share Outstanding Throughout Each Period	2005	2004	2003	2002	2001

Net Asset Value, Beginning of Period	$47.83	$42.15	$36.39	$46.57	$50.00

Investment Operations

Net Investment Income	1.434	1.255	1.078	1.040	.128

Net Realized and Unrealized Gain (Loss) on Investments	4.338	6.698	5.770	(8.918)	(3.301)

Total from Investment Operations	5.772	7.953	6.848	(7.878)	(3.173)

Distributions

Dividends from Net Investment Income	(1.406)	(1.273)	(1.088)	(1.044)	(.257)

Distributions from Realized Capital Gains	(2.456)	(1.000)	--	(1.258)	--

Total Distributions	(3.862)	(2.273)	(1.088)	(2.302)	(.257)

Net Asset Value, End of Period	$49.74	$47.83	$42.15	$36.39	$46.57

Total Return	12.42%	19.19%	18.98%	-17.80%	-6.31%

Ratios/Supplemental Data

Net Assets, End of Period (Millions)	$1,417	$610	$416	$253	$162

Ratio of Total Expenses to Average Net Assets[2]	0.19%	0.22%	0.35%	0.39%	0.39%3

Ratio of Net Investment Income to Average Net Assets	2.96%	2.71%	2.71%	2.29%	2.11%[3]

Portfolio Turnover Rate	42%	36%	55%	21%	31%

1 Inception.
2 Includes performance-based investment advisory fee increases (decreases) of (0.01%), 0.00%, 0.03%, 0.03%, and 0.02%.
3 Annualized.
  See accompanying notes, which are an integral part of the financial statements.

Notes to Financial Statements

Vanguard Equity Income Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares, Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, servicing, tenure, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3. Repurchase Agreements: The fund may invest in repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

5. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

6. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market

Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. Wellington Management Company, LLP, provides investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fee for Wellington Management Company, LLP, is subject to quarterly adjustments based on performance for the preceding three years relative to the Lipper Equity Income average. Prior to September 23, 2005, John A. Levin & Co., Inc., also provided investment advisory services to a portion of the fund. The basic fee for John A. Levin & Co., Inc., was subject to quarterly adjustments based on performance for the preceding three years relative to the S&P 500 Index.

The Vanguard Group provides investment advisory services to a portion of the fund on an at-cost basis; the fund paid Vanguard advisory fees of $635,000 for the year ended September 30, 2005.

For the year ended September 30, 2005, the aggregate investment advisory fee represented an effective annual basic rate of 0.10% of the fund’s average net assets before a decrease of $220,000 (0.01%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At September 30, 2005, the fund had contributed capital of $520,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.52% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. The fund has asked its investment advisors to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund’s management and administrative expenses. For the year ended September 30, 2005, these arrangements reduced expenses by $366,000 (an annual rate of 0.01% of average net assets).

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from realized capital gains. Accordingly, the fund has reclassified $14,378,000 from accumulated net realized gains to paid-in capital.

For tax purposes, at September 30, 2005, the fund had $25,979,000 of ordinary income and $164,761,000 of long-term capital gains available for distribution. At September 30, 2005, net unrealized appreciation of investment securities for tax purposes was $680,672,000, consisting of unrealized gains of $770,094,000 on securities that had risen in value since their purchase and $89,422,000 in unrealized losses on securities that had fallen in value since their purchase. At September 30, 2005, the aggregate settlement value of open futures contracts expiring in December 2005 and the related unrealized appreciation (depreciation) were:

			($000)
Futures Contracts	Number of Long Contracts	Aggregate Settlement Value	Unrealized Appreciation (Depreciation)

S&P MidCap 400 Index	84	30,269	41

S&P 500 Index	16	4,937	(7)

E-Mini S&P 500 Index	65	4,011	33

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

F. During the year ended September 30, 2005, the fund purchased $2,246,500,000 of investment securities and sold $1,624,981,000 of investment securities other than temporary cash investments.

G. The market value of securities on loan to broker/dealers at September 30, 2005, was $44,640,000, for which the fund received cash collateral of $46,482,000.

H. Capital share transactions for each class of shares were:

	Year Ended September 30,
	2005		2004
	Amount ($000)	Shares (000)	Amount ($000)	Shares (000)

Investor Shares

Issued	835,292	35,731	601,446	27,041

Issued in Lieu of Cash Distributions	212,252	9,176	111,090	5,086

Redeemed	(1,076,247)	(45,633)	(403,942)	(18,185)

Net Increase (Decrease)--Investor Shares	(28,703)	(726)	308,594	13,942

Admiral Shares

Issued	864,898	17,467	216,735	4,610

Issued in Lieu of Cash Distributions	43,432	894	18,133	396

Redeemed	(129,102)	(2,620)	(98,870)	(2,122)

Net Increase (Decrease)--Admiral Shares	779,228	15,741	135,998	2,884

Report of Independent Registered Public Accounting Firm

To the Shareholders and Trustees of Vanguard Equity Income Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Equity Income Fund (the “Fund”) at September 30, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States), which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2005 by correspondence with the custodian, brokers and by agreement to the underlying ownership records for Vanguard Market Liquidity Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

November 7, 2005

Special 2005 tax information (unaudited) for Vanguard Equity Income Fund

This information for the fiscal year ended September 30, 2005, is included pursuant to provisions of the Internal Revenue Code. The fund distributed $118,801,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year, all of which is designated as a 20% rate gain distribution. The fund distributed $110,862,000 of qualified dividend income to shareholders during the fiscal year. For corporate shareholders, 76.6% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect the reduced tax rates on ordinary income (including qualified dividend income) and short-term capital gains that became effective as of January 1, 2003, and on long-term capital gains realized on or after May 6, 2003. To calculate qualified dividend income, we use actual prior-year figures and estimates for 2005. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.) The table shows returns for Investor Shares only; returns for other share classes will differ. Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes. Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: Equity Income Fund Investor Shares Periods Ended September 30, 2005
	One Year	Five Years	Ten Years

Returns Before Taxes	12.27%	5.29%	10.40%

Returns After Taxes on Distributions	10.57	4.07	8.67

Returns After Taxes on Distributions and Sale of Fund Shares	9.11	4.06	8.25

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period. The table below illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Six Months Ended September 30, 2005
Equity Income Fund	Beginning Account Value 3/31/2005	Ending Account Value 9/30/2005	Expenses Paid During Period[1]

Based on Actual Fund Return

Investor Shares	$1,000.00	$1,042.72	$1.64

Admiral Shares	1,000.00	1,043.70	0.92

Based on Hypothetical 5% Yearly Return

Investor Shares	$1,000.00	$1,023.46	$1.62

Admiral Shares	1,000.00	1,024.17	0.91

1 The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.32% for Investor Shares and 0.18% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Note that the expenses shown in the table on page 25 are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs or account maintenance fees. They do not include your fund’s low-balance fee, which is described in the prospectus. If this fee were applied to your account, your costs would be higher. Your fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a “sales load.” The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions. You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate fund prospectus.

Trustees Renew Advisory Arrangements

The board of trustees of Vanguard Equity Income Fund has renewed the fund’s investment advisory arrangements with its two advisors: Wellington Management Company, LLP, and The Vanguard Group, Inc. The board determined that the retention of the advisors was in the best interests of the fund and its shareholders. The board decided to renew the arrangements with Wellington and Vanguard based upon its most recent evaluation of each firm’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangements. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board considered the quality of the fund’s investment management over both short- and long-term periods and took into account the organizational depth and stability of each firm. The board considered the following:

Wellington Management Company. Wellington is an investment advisory firm founded in 1928. John R. Ryan, CFA, senior vice president and managing partner of Wellington, has worked in investment management since 1981 and has managed a portion of the fund since 2000.

The Vanguard Group. Vanguard, through its Quantitative Equity Group, has been managing investments for more than two decades. George U. Sauter, Vanguard managing director and chief investment officer, has been in the investment management business since 1985 and oversees more than $630 billion in assets (stocks and bonds). Portfolio manager James P. Stetler has worked in investment management since 1996 and has managed a portion of the fund since 2003.

The board concluded that Wellington’s and Vanguard’s experience, stability, and performance, among other factors, warranted continuation of their advisory arrangements. The board continually monitors the investment management of the fund and has taken steps recently to realign the fund’s investment advisory team. As part of this realignment, John A. Levin & Co., Inc., which served as an advisor to the fund since 1995, no longer manages a portion of the fund’s assets. In September, Levin’s portion of the fund’s assets was reallocated to the other two advisors so that approximately 60% of the fund’s assets are managed by Wellington and approximately 40% are managed by Vanguard.

Investment performance

The board considered the short- and long-term performance of the fund, including any periods of outperformance or underperformance of relevant benchmarks and peer groups. Wellington and Vanguard have carried out their investment strategy in disciplined fashion, and the results have been in line with expectations. Information about the fund’s performance, including some of the data considered by the board, can be found in the Performance Summary section of this report.

Cost

The fund’s expense ratio was far below the average expense ratio charged by funds in its peer group. The fund’s advisory fee was also well below the peer-group average. Information about the fund’s expense ratio appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section, which also includes information about the advisory fee rate. The board did not consider profitability of Wellington in determining whether to approve the advisory fee, because Wellington is independent of Vanguard and the advisory fee is the result of arm’s-length negotiations. The board does not consider a profitability analysis of Vanguard because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees, and only produces “profits” in the form of reduced expenses for fund shareholders.

The benefit of economies of scale The board concluded that the fund’s shareholders benefit from economies of scale because of breakpoints in the fund’s advisory fee schedule for Wellington. The breakpoints reduce the effective rate of the fee as the fund’s assets managed by Wellington increase. The board also concluded that the fund’s low-cost arrangement with Vanguard ensures that the fund will realize economies of scale as it grows, with the cost to shareholders declining as the fund’s assets managed by Vanguard increase.

The advisory arrangements with Wellington and Vanguard will continue for one year and are renewable by the fund’s board after that for successive one-year periods.

Vanguard’s Policies for Managing Changes
to Investment Advisory Arrangements

The boards of trustees of the Vanguard funds and Vanguard have adopted practical and cost-effective policies for managing the funds’ arrangements with their unaffiliated investment advisors, as permitted by an order from the U.S. Securities and Exchange Commission (SEC).

Background

In 1993, Vanguard was among the first mutual fund companies to streamline the process of changing a fund’s investment advisory arrangements. In essence, the SEC order enabled the boards of the Vanguard funds to enter into new or revised advisory arrangements without the delay and expense of a shareholder vote. This ability, which is subject to a number of SEC conditions designed to protect shareholder interests, has saved the Vanguard funds and their shareholders several million dollars in proxy costs since 1993. It has also enabled the funds’ trustees to quickly implement advisory changes in the best interest of shareholders.

Over the past 12 years, as the SEC gained experience in this area, it has granted more flexible conditions to other fund companies. Consequently, Vanguard received the SEC’s permission to update its policies concerning its arrangements with outside investment advisors.

Our updated policies

Vanguard is adopting several additional practical and cost-effective policies in managing the Vanguard funds’ investment advisory arrangements:

Statement of Additional Information (SAI). Vanguard funds that employ an unaffiliated investment advisor will now show advisory fee information on an aggregate basis in their SAIs. (A fund’s SAI provides more detailed information than its prospectus and is available to investors online at Vanguard.com® or upon request.) Previously, separate fee schedules were presented for each unaffiliated advisor. Each fund’s SAI will also include the amount paid by the fund for any investment advisory services provided on an at-cost basis by The Vanguard Group. Reporting advisory fees in this manner is the same approach used by other fund companies that have received SEC exemptive orders.

Shareholder notification. Like other fund companies, Vanguard will have up to 90 days after a fund enters into a new advisory agreement to notify shareholders of the change. Previously, shareholders were notified at least 30 days before any such change, if possible. In practice, Vanguard expects to continue notifying shareholders of advisory changes as soon as is practical, taking into account opportunities to reduce postage expenses by enclosing notices with previously scheduled mailings.

Redemption fees. Some Vanguard funds charge a redemption fee, which typically applies to shares redeemed within a certain period following purchase. Previously, redemption fees were required to be waived for 90 days after giving notice of a fund advisory change. The SEC has not generally applied this requirement to other fund companies and has now eliminated it for Vanguard. (Redemption fees—which are paid to the fund, not to Vanguard—are designed to ensure that short-term investors pay their fair share of a fund’s transaction costs.)

Glossary

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. A fund’s beta should be reviewed in conjunction with its R-squared (see definition below). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Foreign Holdings. The percentage of a fund’s equity assets represented by stocks or depositary receipts of companies based outside the United States.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

Yield. A snapshot of a fund’s income from interest and dividends. The yield, expressed as a percentage of the fund’s net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of income provided by securities in the index.

30

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds. Among board members’ responsibilities are selecting investment advisors for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

Each trustee serves a fund until its termination; or until the trustee’s retirement, resignation, or death; or otherwise as specified in the fund’s organizational documents. Any trustee may be removed at a shareholders’ meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

Chairman of the Board, Chief Executive Officer, and Trustee

John J. Brennan[1]
Born 1954 Chairman of the Board, Chief Executive Officer, and Trustee since May 1987 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Chairman of the Board, Chief Executive Officer, and Director/ Trustee of The Vanguard Group, Inc., and of each of the investment companies served by The Vanguard Group.

IndependentTrustees

Charles D. Ellis
Born 1937 Trustee since January 2001 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Applecore Partners (pro bono ventures in education); Senior Advisor to Greenwich Associates (international business strategy consulting); Successor Trustee of Yale University; Overseer of the Stern School of Business at New York University; Trustee of the Whitehead Institute for Biomedical Research.

Rajiv L. Gupta
Born 1945 Trustee since December 2001[2] 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Chairman and Chief Executive Officer of Rohm and Haas Co. (chemicals); Board Member of the American Chemistry Council; Director of Tyco International, Ltd. (diversified manufacturing and services) (since 2005); Trustee of Drexel University and of the Chemical Heritage Foundation.

JoAnn Heffernan Heisen
Born 1950 Trustee since July 1998 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Vice President, Chief Information Officer, and Member of the Executive Committee of Johnson & Johnson (pharmaceuticals/ consumer products); Director of the University Medical Center at Princeton and Women’s Research and Education Institute.

André F. Perold
Born 1952 Trustee since December 2004 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: George Gund Professor of Finance and Banking, Harvard Business School (since 2000); Senior Associate Dean, Director of Faculty Recruiting, and Chair of Finance Faculty, Harvard Business School; Director and Chairman of UNX, Inc. (equities trading firm) (since 2003); Director of registered investment companies advised by Merrill Lynch Investment Managers and affiliates (1985–2004), Genbel Securities Limited (South African financial services firm) (1999–2003), Gensec Bank (1999–2003), Sanlam Investment Management (1999–2001), Sanlam, Ltd. (South African insurance company) (2001–2003), Stockback, Inc. (credit card firm) (2000–2002), and Bulldogresearch.com (investment research) (1999–2001); and Trustee of Commonfund (investment management) (1989–2001).

Alfred M. Rankin, Jr.
Born 1941 Trustee since January 1993 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Chairman, President, Chief Executive Officer, and Director of NACCO Industries, Inc. (forklift trucks/housewares/lignite); Director of Goodrich Corporation (industrial products/aircraft systems and services); Director of Standard Products Company (supplier for the automotive industry) until 1998.

J. Lawrence Wilson
Born 1936 Trustee since April 1985 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Retired Chairman and Chief Executive Officer of Rohm and Haas Co. (chemicals); Director of Cummins Inc. (diesel engines), MeadWestvaco Corp. (packaging products), and AmerisourceBergen Corp. (pharmaceutical distribution); Trustee of Vanderbilt University and of Culver Educational Foundation.

Executive Officers[1]

Heidi Stam
Born 1956 Secretary since July 2005 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Principal of The Vanguard Group since November 1997; General Counsel of The Vanguard Group since July 2005; Secretary of The Vanguard Group and of each of the investment companies served by The Vanguard Group since July 2005.

Thomas J. Higgins
Born 1957 Treasurer since July 1998 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group.

Vanguard Senior Management Team

R. Gregory Barton
Mortimer J. Buckley
James H. Gately
Kathleen C. Gubanich
F. William McNabb, III
Michael S. Miller
Ralph K. Packard
George U. Sauter

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974-1996

1	Officers of the funds are “interested persons” as defined in the Investment Company Act of 1940.
2	December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.
More information about the trustees is in the Statement of Additional Information, available from The Vanguard Group.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard(TM)› www.vanguard.com

Fund Information › 800-662-7447	Vanguard, Admiral, Connect with Vanguard, and the ship
logo are trademarks of The Vanguard Group, Inc.
Direct Investor Account Services › 800-662-2739
All other marks are the exclusive property of their
Institutional Investor Services › 800-523-1036	respective owners.

Text Telephone › 800-952-3335
All comparative mutual fund data are from Lipper Inc.
or Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard's proxy voting
This material may be used in conjunction	guidelines by visiting our website,
with the offering of shares of any Vanguard	www.vanguard.com,
fund only if preceded or accompanied by	and searching for "proxy voting
the fund's current prospectus	guidelines," or by calling
Vanguard at 800-662-2739. They are also available from
the SEC's website, www.sec.gov. In addition, you may
obtain a free report on how the fund voted the
proxies for securities it owned during the 12 months
ended June 30.
To get the report, visit either www.vanguard.com or
www.sec.gov.

You can review and copy information about your fund
at the SEC's Public Reference Room in Washington, D.C.
To find out more about this public service, call the
SEC at 202-942-8090. Information about your fund is also
available on the SEC's website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to
the Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-0102.

(C) 2005 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q650 112005

Vanguard® Growth Equity Fund

› Annual Report

September 30, 2005

>	Vanguard Growth Equity Fund returned 15.9% for the year ended September 30, 2005, putting it well ahead of its benchmark index, the average peer fund, and even the broad U.S. stock market.

>	The fund’s advisor made excellent selections within each of the fund’s three largest sectors: technology, health care, and consumer discretionary.

>	Within several of the top-performing sectors, the fund held some of the strongest gainers, boosting its return further.

Contents
Your Fund's Total Returns	1
Chairman's Letter	2
Advisor's Report	7
Fund Profile	9
Performance Summary	10
Financial Statements	12
Your Fund's After-Tax Returns	21
About Your Fund's Expenses	22
Trustees Renew Advisory Agreement	24
Glossary	26

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the cover of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Total Returns

Fiscal Year Ended September 30, 2005
Vanguard Growth Equity Fund	15.9%
Russell 1000 Growth Index	11.6
Average Large-Cap Growth Fund[1]	12.6
Dow Jones Wilshire 5000 Index	14.7

Your Fund's Performance at a Glance September 30, 2004-September 30, 2005			Distributions Per Share
	Starting Share Price	Ending Share Price	Income Dividends	Capital Gains

Growth Equity Fund	$8.68	$10.05	$0.011	$0.000

1 Derived from data provided by Lipper Inc.

1

Chairman’s Letter

Dear Shareholder,

In fiscal 2005, despite a market environment that favored value stocks over growth stocks, Vanguard Growth Equity Fund outdistanced its average mutual fund peer, its growth-stock benchmark, and the broad U.S. stock market.

The fund returned 15.9% for the 12 months ended September 30, 2005, surpassing the 11.6% gain of the Russell 1000 Growth Index and the 12.6% return captured by the average large-capitalization growth fund. The broad U.S. stock market posted a 14.7% gain in the period.

The fund’s advisor excelled in choosing some of the best-performing stocks within each market sector. If you shop at Chico’s or Coach or are a frequent user of Google, you helped to propel gains in one of the fund’s largest sector allocations, consumer discretionary, where the advisor chose particularly well. The fund’s health care and technology stocks, also large sector positions, performed well on an absolute basis and relative to the Russell 1000 Growth Index.

Information about the fund’s change in net asset value and per-share distributions appears in the second table on page 1. If you hold the Growth Equity Fund in a taxable account, you can review the fund’s after-tax return figures on page 21.

2

Despite some economic bumps, stocks fared well

The U.S. stock market navigated through the 12 months to produce strong gains, although it encountered some occasional periods of weakness. Throughout the fiscal year, economic reports generally suggested a solid expansion, though several warning signals flared. Some analysts wondered whether consumers—the pillar of the economy—could continue to withstand both the persistently high energy prices and the potentially wide-ranging impact of Hurricane Katrina.

During the fiscal year, the Dow Jones Wilshire 5000 Composite Index, a broad measure of U.S. stock prices, returned 14.7%. Returns of smaller stocks outpaced those of large-capitalization issues. Value-oriented stocks (those that typically trade at below-market valuations relative to their earnings, book values, and other fundamental measures) generally produced better returns than growth-oriented issues (those priced in expectation of above-average earnings growth). International stocks, particularly in emerging markets, delivered outstanding returns relative to U.S. stocks.

Bonds continued to show a ‘flattening’ yield curve

In the fixed income market, short-term interest rates rose sharply while rates of the longest-term bonds fell. This unusual pattern led to a “flattening” of the yield curve. Since bond prices move in the opposite direction from yields, this flattening resulted in weak returns for short-term bonds and respectable returns for long-term bonds.

Market Barometer	Average Annual Total Returns Periods Ended September 30, 2005
	One Year	Three Years	Five Years

Stocks
Russell 1000 Index (Large-caps)	14.3%	17.7%	-1.3%
Russell 2000 Index (Small-caps)	18.0	24.1	6.4
Dow Jones Wilshire 5000 Index (Entire market)	14.7	18.4	-0.5
MSCI All Country World Index ex USA (International)	29.5	27.2	4.8
Bonds
Lehman Aggregate Bond Index (Broad taxable market)	2.8%	4.0%	6.6%
Lehman Municipal Bond Index	4.0	4.2	6.3
Citigroup 3-Month Treasury Bill Index	2.5	1.6	2.3
CPI
Consumer Price Index	4.7%	3.2%	2.7%

3

The Federal Reserve Board raised its target federal funds rate eight times over the fiscal year, for a total increase of 2 percentage points. The yield of the 3-month U.S. Treasury bill, which closely follows the Fed’s moves and serves as a proxy for money market rates, ended the period at 3.54%—more than double its initial 1.70% level. Meanwhile, the yield of the 10-year Treasury note, a benchmark for longer-term rates, started the fiscal year at 4.12%, rose to 4.48% in March, dipped to 3.91% by the end of June, and ended the period at 4.32%.

The Lehman Brothers Aggregate Bond Index, a measure of the broad investment-grade bond market, returned 2.8% for the 12 months. The returns of corporate bonds were generally higher than those of government issues. High-yield bonds, whose performance is generally more attuned to the financial health of their issuers than to interest rates, produced bigger gains than Treasury and investment-grade corporate bonds.

Advisor’s selection of stocks, focus on earnings drove performance

Vanguard Growth Equity Fund, like its benchmark, the Russell 1000 Growth Index, was heavily weighted in three sectors: technology, health care, and consumer discretionary (with roughly 20% of fund assets in each, on average, over the course of the fiscal year). Two of these, technology and health care, produced about half of the fund’s return due to the advisor’s success at selecting many of their best-performing stocks.

Within technology, demand for Apple Computer’s iPod music players and Texas Instruments’ semiconductor chips drove these companies’ earnings skyward. As a result, Apple’s stock soared 177% for the fiscal year and Texas Instruments gained 60%. The fund’s sizable positions in these stocks made a big impact on performance. Among health care companies, the fund’s large weightings in biotech, health benefits managers, and pharmaceuticals companies proved profitable in the period.

Total Returns
	Ten Years Ended September 30, 2005
	Average Annual Return	Final Value of a $10,000 Initial Investment
Growth Equity Fund[1]	7.4%	$20,385

Russell 1000 Growth Index	6.9	19,473

Average Large-Cap Growth Fund	6.9	19,553

Dow Jones Wilshire 5000 Index	9.4	24,619

1 Prior to June 12, 2000, the fund was organized as the Turner Growth Equity Fund.

4

The fund’s consumer discretionary stocks also produced gains well in excess of the sector’s return in the benchmark. The advisor’s preference for consumer electronics stocks over general retailers paid off during a period when spending on clothing was weak but outlays on electronics gear held up.

Among the best-performing sectors on an absolute basis were “other energy,” particularly natural gas companies, and materials & processing, including the fund’s holdings in a Brazilian iron ore miner and an agribusiness giant in the Midwest. Despite being small sectors in the fund, these two areas made outsized gains for the fund.

The fund’s weakest performance relative to the benchmark came in the producer durables sector, where the advisor underweighted a strong-performing Boeing and overweighted the negative performer KLA-Tencor, which makes semiconductor production equipment.

Long-term performance advances relative to peer standards

A year ago, the fund’s annualized ten-year return lagged those for its benchmark and average peer. This year, the fund surpassed its competing standards for the ten-year period, partly due to its relatively strong return over the past fiscal year.

Averages mask the volatility of returns from investing in an aggressive growth fund. The advisor seeks to move into stocks whose earnings are on the upswing and to exit before the earnings taper off. The strategy can, in turn, be richly rewarding or painful. The fund’s best single-year gain during the past decade (in fiscal 2000) exceeded 50%, as did its biggest single-year drop (in fiscal 2001). The year-by-year swings are a warning to those whose focus is anything short of long term: You may be in the wrong fund.

While we cannot predict when these swings will occur, we can help you keep as much of your return as possible by keeping investing costs low. From the table below, you will see that your fund’s annual expense ratio is far lower than the rate charged by the average competing fund.

Fund’s strategy requires patience of its investors

The strategy of the fund’s advisor, Turner Investment Partners, turns on the belief that earnings drive performance, a strategy that played out dramatically in fiscal 2005

Expense Ratios: Your fund compared with its peer group	Fund	Average Large-Cap Growth Fund[1]
Growth Equity Fund	0.88%	1.51%

1 Peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2004.

5

with such stocks as Google and Apple. Turner is looking to capture that performance over short periods, holding some stocks less than a month. In a high turnover portfolio, the rewards of rapid trading must be sufficient to overcome its high costs. Over time, Turner has succeeded in adding value using this approach; however, the risk of being heavily weighted in a stock that falls, or missing a stock that rises, is clear when this strategy is used.

The fund is well suited to investors who believe in the power of earnings to drive stock performance in the short term and who, paradoxically, can allow a long time for this approach to pay off. The stocks Turner favors do well in some market and economic cycles and poorly in others. Only by sticking with the fund over long periods—and withstanding the inevitable swings—can this strategy deliver on its promise.

But even the most loyal advocate of growth investing should limit the role of this fund in his or her portfolio. Vanguard counsels investors to build a portfolio spanning asset classes and subclasses, so growth and value stocks, domestic and international stocks, large-cap and small-cap stocks, government bonds, agency bonds, corporate bonds, and cash are all represented. We believe low-cost, diversified index funds are best at the core of your portfolio, with actively managed funds such as Vanguard Growth Equity Fund playing a satellite role. The ballast such a portfolio provides will keep you afloat through the market’s squalls.

Thank you for your continued confidence. We never take your trust for granted.

Sincerely,

John J. Brennan
Chairman and Chief Executive Officer
October 14, 2005

6

Advisor’s Report

The U.S. stock market rose smartly for the 12 months ended September 30, 2005, and Vanguard Growth Equity Fund rose even more. Specifically, the fund recorded a 15.9% gain, which outperformed the Russell 1000 Growth Index’s 11.6% advance and the Standard & Poor’s 500 Index’s 12.3% rise.

The investment environment
These gains were arrived at fitfully. The S&P 500 Index’s 12.3% return for the entire 12-month period was an above-average result by historical standards; however, if you subtract the results of the three months at both the beginning and the end of the period, the S&P 500 Index was actually down –0.8%, due to a rough period in the middle.

Investors inclined to fret found plenty to worry about in the fiscal year: Energy prices hit record highs, tight energy supplies were further impaired by Hurricanes Rita and Katrina, the inflation rate accelerated, the economy slowed, consumer spending weakened, the budget and trade deficits swelled, and the Federal Reserve Board hiked short-term interest rates eight times.

In our judgment, the market was able to scale that wall of worry mainly because of a dazzling show of earnings growth. If, as expected, the companies in the S&P 500 Index report year-over-year earnings increases of at least 10% for the quarter ended September 30, it will mark the 14th consecutive quarter of double-digit earnings growth. This remarkable earnings streak can be attributed, among other things, to technology-inspired improvements in productivity, the health of the global economy, relatively low interest rates, and cost-cutting.

Our successes
The fund’s growth-oriented holdings exploited this earnings bounty. Also, the fund benefited from good stock selection and overweighted positions in the best-performing stocks—the stocks in which we tended to have the most conviction.

Ten of the fund’s 11 sector positions outperformed their corresponding Russell 1000 Growth Index sectors in the 12 months. (A note on sector positions: We divide the market into 11 sectors; the Fund Profile lists all 12 Russell index sectors.) Providing the most extra return were holdings in the consumer discretionary and financial services sectors, a combined 29% weighting in the portfolio, on average.

Winners among the fund’s consumer stocks included Google, Wal-Mart Stores, Chico’s FAS, MGM Mirage, Coach, VeriSign, and Monster Worldwide; among the fund’s financial stocks, the top gainers were American International Group, Chicago Mercantile Exchange Holdings, T. Rowe Price Group, Legg Mason, CheckFree, and Prudential Financial.

In terms of absolute returns, the fund’s energy and utilities/communications stocks generated the highest total returns, more than 70%. In those sectors, the fund was

7

invested in oil exploration and production, energy services, wireless communications, and natural-gas utilities stocks.

Our shortfalls
The sole detractor from relative performance was the fund’s producer durables holdings, a 6% weighting, on average. Those holdings gained 11%, versus an 18% return for the index’s producer durables sector. Among the individual holdings that turned in unfavorable relative results were KLA-Tencor, Applied Materials, Boeing, D.R. Horton, and Danaher. On an absolute basis, the fund had a negative return in one sector, “other,” which is composed of broadly diversified companies such as ITT Industries, Tyco International, and General Electric. The fund owned all of these stocks, which, as a group, lost 1%.

Our outlook
The question investors now face is whether the bull market in stocks that began in October 2002 can continue, with energy prices high and the Federal Reserve signaling its intent to continue raising interest rates through the end of the calendar year. The conventional wisdom is that sizable increases in energy prices are now rippling through the economy, causing an acceleration in the inflation rate and diminishing corporate profits and consumer spending. According to this view, the stock market’s return potential will decline.

But we think a reasonable case can be made that the current wave of inflation may be cresting, that any inflationary influences going forward will be tempered by modest increases in the nation’s money supply and wages. If energy prices stabilize (even at their high current levels) and if the Federal Reserve shows even a hint that it’s nearing the end of the tightening cycle, we think stocks may rally over the next 6 to 12 months, propelled by a slowing but still satisfactory rate of earnings growth. However, if earnings are disappointing and corporate earnings guidance becomes increasingly negative, the probability of a rally materializing would be dime-thin.

In anticipation of what the market may bring, Vanguard Growth Equity Fund is overweighted in the stocks of companies in which we have the greatest conviction about earnings prospects. We favor Internet, energy, specialty-retailing, gaming, brokerage, financial transaction-processing, natural-gas distribution, highway-aggregate, managed-care, biotechnology, semiconductor, telecommunications-technology, and wireless shares.

Bob Turner
Chairman and Chief Investment Officer
Turner Investment Partners
October 24, 2005

8

Fund Profile
As of September 30, 2005

Portfolio Characteristics	Fund	Comparative Index[1]	Broad Index[2]
Number of Stocks	77	644	4,967
Median Market Cap	$35.1B	$44.4B	$27.0B
Price/Earnings Ratio	29.2x	23.1x	21.1x
Price/Book Ratio	4.4x	4.3x	2.8x
Yield	0.0%	1.1%	1.6%
Return on Equity	17.8%	20.8%	17.7%
Earnings Growth Rate	15.4%	15.4%	9.1%
Foreign Holdings	6.5%	0.0%	2.2%
Turnover Rate	147%	—	—
Expense Ratio	0.88%	—	—
Short-Term Reserves	2%	—	—

Sector Diversification (% of portfolio)	Fund	Comparative Index[1]	Broad Index[2]
Auto & Transportation	2%	2%	2%
Consumer Discretionary	16	19	15
Consumer Staples	9	9	7
Financial Services	8	8	22
Health Care	20	19	12
Integrated Oils	0	0	5
Other Energy	3	3	5
Materials & Processing	2	3	4
Producer Durables	8	7	5
Technology	21	22	13
Utilities	2	2	6
Other	7	6	4
Short-Term Reserves	2%	—	—

Volatility Measures	Fund	Comparative Index[1]	Fund	Broad Index[2]
R-Squared	0.94	1.00	0.90	1.00
Beta	1.12	1.00	1.15	1.00

Ten Largest Holdings[3] (% of total net assets)
Microsoft Corp.	software	4.9%
General Electric Co.	conglomerate	4.7
The Procter & Gamble Co.	consumer products	3.6
Johnson & Johnson	pharmaceuticals	3.6
PepsiCo, Inc.	beverages	2.9
Google Inc.	media	2.8
Amgen, Inc.	pharmaceuticals	2.3
Applied Materials, Inc.	electronics	2.2
Broadcom Corp.	electronics	2.2
Caremark Rx, Inc.	health care	2.0
Top Ten		31.2%

Investment Focus

1	Russell 1000 Growth Index.
2	Dow Jones Wilshire 5000 Index.
3	“Ten Largest Holdings” excludes any temporary cash investments and equity index products.
See page 26 for a glossary of investment terms.

9

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (For performance data current to the most recent month-end, which may be higher or lower than that cited, visit our website at www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: September 30, 1995–September 30, 2005
Initial Investment of $10,000

Average Annual Total Returns Periods Ended September 30, 2005			Final Value of a $10,000
One Year	Five Years	Ten Years	Investment

Growth Equity Fund	15.92%	-11.55%	7.38%	$20,385
Dow Jones Wilshire 5000 Index	14.65	-0.53	9.43	24,619
Russell 1000 Growth Index	11.60	-8.64	6.89	19,473
Average Large-Cap Growth Fund[1]	12.55	-8.56	6.94	19,553

1	Derived from data provided by Lipper Inc.
Note: See Financial Highlights table on page 17 for dividend and capital gains information.

10

Fiscal-Year Total Returns (%): September 30, 1995–September 30, 2005

11

Financial Statements

Statement of Net Assets
As of September 30, 2005

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

	Shares	Market Value• ($000)
Common Stocks (98.6%)
Auto & Transportation (1.5%)
Burlington Northern
Santa Fe Corp.	106,650	6,378
C.H. Robinson Worldwide, Inc.	64,120	4,111
Consumer Discretionary (16.4%)		10,489
* Google Inc.	61,980	19,614
* Yahoo! Inc.	396,000	13,401
* eBay Inc.	244,520	10,074
* Electronic Arts Inc.	175,740	9,998
*^ MGM Mirage, Inc.	202,080	8,845
* Sirius Satellite Radio, Inc.	1,156,700	7,576
* Starbucks Corp.	146,560	7,343
* Coach, Inc.	186,930	5,862
* Monster Worldwide Inc.	170,510	5,236
Best Buy Co., Inc.	118,125	5,142
* Chico's FAS, Inc.	122,580	4,511
* Urban Outfitters, Inc.	141,220	4,152
* Getty Images, Inc.	47,570	4,093
Polo Ralph Lauren Corp.	71,040	3,573
* Scientific Games Corp.	105,790	3,279
* Netease.com Inc.	35,870	3,229
* Cogent Inc.	40,921	972
Consumer Staples (9.4%)		116,900
The Procter & Gamble Co.	437,490	26,013
PepsiCo, Inc.	370,610	21,017
CVS Corp.	263,070	7,632
Wm. Wrigley Jr. Co.	91,080	6,547
Whole Foods Market, Inc.	43,960	5,910
Financial Services (8.0%)		67,119
American Express Co.	191,320	10,989
American International Group, Inc.	152,860	9,471
T. Rowe Price Group Inc.	144,350	9,426
Morgan Stanley	161,140	8,692
Prudential Financial, Inc.	114,250	7,719
The Chicago Mercantile Exchange	16,460	5,552
Charles Schwab Corp.	358,210	5,169
Health Care (19.9%)		57,018
Biotech Research & Production (5.3%)
* Amgen, Inc.	209,120	16,661
* Genentech, Inc.	162,470	13,682
* Genzyme Corp.—General Division	104,320	7,473

Drugs & Pharmaceuticals (6.3%)
Johnson & Johnson	408,380	25,842
* Gilead Sciences, Inc.	255,230	12,445
* Forest Laboratories, Inc.	115,360	4,496
* Sepracor Inc.	40,970	2,417

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	Shares	Market Value• ($000)
Health & Personal Care (2.4%)
* WellPoint Inc.	144,480	10,954
* Medco Health Solutions, Inc.	120,440	6,604

Health Care Management Services (3.5%)
* Caremark Rx, Inc.	280,670	14,014
UnitedHealth Group Inc.	190,420	10,702

Medical & Dental Instruments & Supplies (2.4%)
* St. Jude Medical, Inc.	184,030	8,613
* Alcon, Inc.	37,000	4,732
Bausch & Lomb, Inc.	44,000	3,550
Other Energy (3.3%)		142,185
* Ultra Petroleum Corp.	137,260	7,807
CONSOL Energy, Inc.	73,320	5,592
Valero Energy Corp.	45,340	5,126
* National Oilwell Varco Inc.	75,690	4,980
Materials & Processing (2.3%)		23,505
BHP Billiton Ltd. ADR	185,370	6,336
Cemex SA de CV ADR	99,250	5,191
Precision Castparts Corp.	92,260	4,899
Producer Durables (7.8%)		16,426
Applied Materials, Inc.	924,950	15,687
Caterpillar, Inc.	173,970	10,221
KLA-Tencor Corp.	196,600	9,586
The Boeing Co.	132,540	9,006
LM Ericsson Telephone Co. ADR Class B	173,330	6,385
Joy Global Inc.	88,390	4,460
Technology (21.1%)		55,345
CommunicationsTechnology (4.2%)
* Corning, Inc.	581,760	11,245
Motorola, Inc.	448,060	9,898
* Juniper Networks, Inc.	380,100	9,043

Computer Services Software & Systems (4.9%)
Microsoft Corp.	1,355,150	34,868

ComputerTechnology (3.8%)
* Apple Computer, Inc.	255,040	13,673
* EMC Corp.	647,330	8,376
* SanDisk Corp.	100,060	4,828

Electronics (0.9%)
Sony Corp. ADR	198,350	6,583

Electronics—Semiconductors/Components (7.3%)
* Broadcom Corp.	331,140	15,534
Texas Instruments, Inc.	380,560	12,901
* Marvell Technology Group Ltd.	225,640	10,404
* Advanced Micro Devices, Inc.	276,410	6,966
Analog Devices, Inc.	170,350	6,327
Utilities (1.8%)		150,646
America Movil SA de CV Series L ADR	320,370	8,432
* Southwestern Energy Co.	56,890	4,176
Other (7.1%)		12,608
General Electric Co.	1,000,290	33,680
Fortune Brands, Inc.	81,130	6,598
ITT Industries, Inc.	48,720	5,535
Toyota Motor Corp. ADR	56,030	5,175
		50,988
Total Common Stocks (Cost $608,664)		703,229

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	Shares	Market Value• ($000)
Temporary Cash Investments (3.3%)
Vanguard Market Liquidity Fund, 3.744%[1]	16,121,625	16,122
Vanguard Market Liquidity Fund, 3.744%[1]—Note G	7,392,000	7,392
Total Temporary Cash Investments (Cost $23,514)		23,514
Total Investments (101.9%) (Cost $632,178)		726,743
Other Assets and Liabilities (-1.9%)
Other Assets—Note C		4,404
Liabilities—Note G		(18,072)
		(13,668)
Net Assets (100%)
Applicable to 70,938,355 outstanding $.001 par value shares of beneficial interest (unlimited authorization)		713,075
Net asset value per share		$10.05

At September 30, 2005, net assets consisted of:[2]	Amount ($000)	Per Share
Paid-in Capital	1,215,470	$17.13
Overdistributed Net Investment Income	(893)	(0.01)
Accumulated Net Realized Losses	(596,067)	(8.40)
Unrealized Appreciation	94,565	1.33
Net Assets	713,075	$10.05

•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
^	Part of security position is on loan to broker/dealers. See Note G in Notes to Financial Statements.
1	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
2	See Note E in Notes to Financial Statements for the tax-basis components of net assets.
ADR—American Depositary Receipt.

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Statement of Operations

Year Ended
September 30, 2005
($000

Investment Income
Income
Dividends	5,647
Interest[1]	245
Security Lending	55
Total Income	5,947
Expenses
Investment Advisory Fees—Note B
Basic Fee	2,865
Performance Adjustment	777
The Vanguard Group—Note C
Management and Administrative	2,494
Marketing and Distribution	134
Custodian Fees	41
Auditing Fees	16
Shareholders' Reports	35
Trustees' Fees and Expenses	1
Total Expenses	6,363
Expenses Paid Indirectly—Note D	(462)
Net Expenses	5,901
Net Investment Income	46
Realized Net Gain (Loss) on Investment Securities Sold	54,527
Change in Unrealized Appreciation (Depreciation) of Investment Securities	54,443
Net Increase (Decrease) in Net Assets Resulting from Operations	109,016

1 Interest income from an affiliated company of the fund was $211,000.

15

Statement of Changes in Net Assets

Year Ended September 30,

2005	2004
($000	($000

Increase (Decrease) In Net Assets
Operations
Net Investment Income	46	1,130
Realized Net Gain (Loss)	54,527	26,883
Change in Unrealized Appreciation (Depreciation)	54,443	3,625
Net Increase (Decrease) in Net Assets Resulting from Operations	109,016	31,638
Distributions
Net Investment Income	(899)	(1,780)
Realized Capital Gain	—	—
Total Distributions	(899)	(1,780)
Capital Share Transactions—Note H
Issued	131,761	260,514
Issued in Lieu of Cash Distributions	856	1,727
Redeemed	(292,892)	(251,260)
Net Increase (Decrease) from Capital Share Transactions	(160,275)	10,981
Total Increase (Decrease)	(52,158)	40,839
Net Assets
Beginning of Period	765,233	724,394
End of Period[1]	713,075	765,233

1 Including undistributed (overdistributed) net investment income of ($893,000) and ($40,000).

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Financial Highlights

Growth Equity Fund	Year Ended September 30,
For a Share Outstanding Throughout Each Period	2005	2004	2003	2002	2001

Net Asset Value, Beginning of Period	$8.68	$8.32	$6.33	$8.23	$18.68
Investment Operations
Net Investment Income (Loss)	.001	.01	.018	.01	(.01)
Net Realized and Unrealized Gain (Loss) on Investments	1.380	.37	1.990	(1.91)	(10.44)
Total from Investment Operations	1.381	.38	2.008	(1.90)	(10.45)
Distributions
Dividends from Net Investment Income	(.011)	(.02)	(.018)	—	—
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.011)	(.02)	(.018)	—	—
Net Asset Value, End of Period	$10.05	$8.68	$8.32	$6.33	$8.23
Total Return	15.92%	4.56%	31.79%	-23.09%	-55.94%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$713	$765	$724	$500	$625
Ratio of Total Expenses to Average Net Assets[1]	0.88%	0.72%	0.54%	0.58%	0.77%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.01%	0.14%	0.25%	0.12%	(0.10%)
Portfolio Turnover Rate	147%	162%	220%	273%	357%

1	Includes performance-based investment advisory fee increases (decreases) of 0.11%, (0.04%), (0.29%), (0.20%), and (0.05%).
See accompanying notes, which are an integral part of the financial statements.

17

Notes to Financial Statements

Vanguard Growth Equity Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund.

A.     The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1.     Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2.     Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

3.     Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4.     Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan. 5. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B.     Turner Investment Partners provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on the fund’s performance for the preceding three years relative to the Russell 1000 Growth Index. For the year ended September 30, 2005, the investment advisory fee represented an effective annual basic rate of 0.40% of the fund’s average net assets before an increase of $777,000 (0.11%) based on performance.

C.     The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At September 30, 2005, the fund had contributed capital of $84,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.08% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

18

D.     The fund has asked its investment advisor to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund’s management and administrative expenses. For the year ended September 30, 2005, these arrangements reduced the fund’s expenses by $462,000 (an annual rate of 0.06% of average net assets).

E.     Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

For tax purposes, at September 30, 2005, the fund had $79,000 of ordinary income available for distribution. The fund had available realized losses of $595,793,000 to offset future net capital gains of $459,311,000 through September 30, 2010, and $136,482,000 through September 30, 2011.

At September 30, 2005, net unrealized appreciation of investment securities for tax purposes was $94,443,000, consisting of unrealized gains of $106,624,000 on securities that had risen in value since their purchase and $12,181,000 in unrealized losses on securities that had fallen in value since their purchase.

F.     During the year ended September 30, 2005, the fund purchased $1,055,643,000 of investment securities and sold $1,223,908,000 of investment securities other than temporary cash investments.

G.     The market value of securities on loan to broker/dealers at September 30, 2005, was $6,917,000, for which the fund received cash collateral of $7,392,000.

H.     Capital shares issued and redeemed were:

	Year Ended September 30,
	2005	2004
	(000)	(000)

Issued	14,116	28,624

Issued in Lieu of Cash Distributions	89	190

Redeemed	(31,404)	(27,778)

Net Increase (Decrease) in Shares Outstanding	(17,199)	1,036

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Report of Independent Registered Public Accounting Firm

To the Shareholders and Trustees of Vanguard Growth Equity Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Growth Equity Fund (the “Fund”) at September 30, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States), which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2005 by correspondence with the custodian and by agreement to the underlying ownership records for Vanguard Market Liquidity Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

November 7, 2005

Special 2005 tax information (unaudited) for Vanguard Growth Equity Fund

This information for the fiscal year ended September 30, 2005, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $899,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 100% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

20

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect the reduced tax rates on ordinary income (including qualified dividend income) and short-term capital gains that became effective as of January 1, 2003, and on long-term capital gains realized on or after May 6, 2003. To calculate qualified dividend income, we used actual prior-year figures and estimates for 2005. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: Growth Equity Fund Periods Ended September 30, 2005	One Year	Five Years	Ten Years
Returns Before Taxes	15.92%	-11.55%	7.38%
Returns After Taxes on Distributions	15.90	-11.58	4.63
Returns After Taxes on Distributions and Sale of Fund Shares	10.37	-9.42	5.21

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About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Six Months Ended September 30, 2005 Growth Equity Fund	Beginning Account Value 3/31/2005	Ending Account Value 9/30/2005	Expenses Paid During Period[1]
Based on Actual Fund Return	$1,000.00	$1,095.97	$5.20
Based on Hypothetical 5% Yearly Return	1,000.00	1,020.10	5.01

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs or account maintenance fees. They do not include your fund’s low-balance fee, which is described in the prospectus. If this fee were applied to your account, your costs would be higher. Your fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a “sales load.”

1	The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.99%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

22

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios for the past five years, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate fund prospectus.

23

Trustees Renew Advisory Agreement

The board of trustees of Vanguard Growth Equity Fund has renewed the fund’s investment advisory agreement with Turner Investment Partners, Inc. The board determined that the retention of Turner was in the best interests of the fund and its shareholders.

The board based its decision upon its most recent evaluation of Turner’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the agreement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services
The board considered the quality of the fund’s investment management over both short- and long-term periods and took into account the organizational depth and stability of the firm. Turner brings considerable depth and experience to the fund. Robert E. Turner, CFA, co-founder of Turner Investment Partners, has worked in investment management since 1981 and has managed the fund since its inception in 1992. (The fund was adopted by Vanguard in 2000.)

The board concluded that the advisor’s experience, stability, and performance, among other factors, warranted continuation of the advisory agreement.

Investment performance
The board considered the short- and long-term performance of the fund, including any periods of outperformance or underperformance of relevant benchmarks and peer groups. The advisor has carried out the fund’s investment strategy in disciplined fashion, and the results have been in line with expectations. Information about the fund’s performance, including some of the data considered by the board, can be found in the Performance Summary section of this report.

Cost
The fund’s expense ratio was far below the average expense ratio charged by funds in its peer group. The fund’s advisory fee was also well below the peer-group average. Information about the fund’s expense ratio appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section, which also includes information about the advisory fee rate. The board did not consider profitability of Turner Investment Partners in determining whether to approve the advisory fee, because Turner is independent of Vanguard and the advisory fee is the result of arm’s-length negotiations.

The benefit of economies of scale
The board concluded that the fund’s shareholders benefit from economies of scale because of breakpoints in the fund’s advisory fee schedule. The breakpoints reduce the effective rate of the fee as the fund’s assets increase.

The advisory agreement will continue for one year and is renewable by the fund’s board after that for successive one-year periods.

24

Vanguard’s Policies for Managing Changes to Investment Advisory Arrangements

The boards of trustees of the Vanguard funds and Vanguard have adopted practical and cost-effective policies for managing the funds’ arrangements with their unaffiliated investment advisors, as permitted by an order from the U.S. Securities and Exchange Commission (SEC).

Background
In 1993, Vanguard was among the first mutual fund companies to streamline the process of changing a fund’s investment advisory arrangements. In essence, the SEC order enabled the boards of the Vanguard funds to enter into new or revised advisory arrangements without the delay and expense of a shareholder vote. This ability, which is subject to a number of SEC conditions designed to protect shareholder interests, has saved the Vanguard funds and their shareholders several million dollars in proxy costs since 1993. It has also enabled the funds’ trustees to quickly implement advisory changes in the best interest of shareholders.

Over the past 12 years, as the SEC gained experience in this area, it has granted more flexible conditions to other fund companies. Consequently, Vanguard received the SEC’s permission to update its policies concerning its arrangements with outside investment advisors.

Our updated policies
Vanguard is adopting several additional practical and cost-effective policies in managing the Vanguard funds’investment advisory arrangements:

Statement of Additional Information (SAI). Vanguard funds that employ an unaffiliated investment advisor will now show advisory fee information on an aggregate basis in their SAIs. (A fund’s SAI provides more detailed information than its prospectus and is available to investors online at Vanguard.com® or upon request.) Previously, separate fee schedules were presented for each unaffiliated advisor. Each fund’s SAI will also include the amount paid by the fund for any investment advisory services provided on an at-cost basis by The Vanguard Group. Reporting advisory fees in this manner is the same approach used by other fund companies that have received SEC exemptive orders.

Shareholder notification. Like other fund companies, Vanguard will have up to 90 days after a fund enters into a new advisory agreement to notify shareholders of the change. Previously, shareholders were notified at least 30 days before any such change, if possible. In practice, Vanguard expects to continue notifying shareholders of advisory changes as soon as is practical, taking into account opportunities to reduce postage expenses by enclosing notices with previously scheduled mailings.

Redemption fees. Some Vanguard funds charge a redemption fee, which typically applies to shares redeemed within a certain period following purchase. Previously, redemption fees were required to be waived for 90 days after giving notice of a fund advisory change. The SEC has not generally applied this requirement to other fund companies and has now eliminated it for Vanguard. (Redemption fees—which are paid to the fund, not to Vanguard—are designed to ensure that short-term investors pay their fair share of a fund’s transaction costs.)

25

Glossary

Beta.     A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. A fund’s beta should be reviewed in conjunction with its R-squared (see definition below). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Earnings Growth Rate.    The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Expense Ratio.     The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Foreign Holdings.     The percentage of a fund’s equity assets represented by stocks or depositary receipts of companies based outside the United States.

Median Market Cap.     An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio.     The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio.     The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared.     A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0.

Return on Equity.     The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves.     The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate.     An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

Yield.     A snapshot of a fund’s income from interest and dividends. The yield, expressed as a percentage of the fund’s net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of income provided by securities in the index.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds. Among board members’ responsibilities are selecting investment advisors for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

Each trustee serves a fund until its termination; or until the trustee’s retirement, resignation, or death; or otherwise as specified in the fund’s organizational documents. Any trustee may be removed at a shareholders’ meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

Chairman of the Board, Chief Executive Officer, and Trustee

John J. Brennan[1]
Born 1954 Chairman of the Board, Chief Executive Officer, and Trustee since May 1987 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Chairman of the Board, Chief Executive Officer, and Director/ Trustee of The Vanguard Group, Inc., and of each of the investment companies served by The Vanguard Group.

IndependentTrustees

Charles D. Ellis
Born 1937 Trustee since January 2001 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Applecore Partners (pro bono ventures in education); Senior Advisor to Greenwich Associates (international business strategy consulting); Successor Trustee of Yale University; Overseer of the Stern School of Business at New York University; Trustee of the Whitehead Institute for Biomedical Research.

Rajiv L. Gupta
Born 1945 Trustee since December 2001[2] 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Chairman and Chief Executive Officer of Rohm and Haas Co. (chemicals); Board Member of the American Chemistry Council; Director of Tyco International, Ltd. (diversified manufacturing and services) (since 2005); Trustee of Drexel University and of the Chemical Heritage Foundation.

JoAnn Heffernan Heisen
Born 1950 Trustee since July 1998 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Vice President, Chief Information Officer, and Member of the Executive Committee of Johnson & Johnson (pharmaceuticals/ consumer products); Director of the University Medical Center at Princeton and Women’s Research and Education Institute.

André F. Perold
Born 1952 Trustee since December 2004 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: George Gund Professor of Finance and Banking, Harvard Business School (since 2000); Senior Associate Dean, Director of Faculty Recruiting, and Chair of Finance Faculty, Harvard Business School; Director and Chairman of UNX, Inc. (equities trading firm) (since 2003); Director of registered investment companies advised by Merrill Lynch Investment Managers and affiliates (1985–2004), Genbel Securities Limited (South African financial services firm) (1999–2003), Gensec Bank (1999–2003), Sanlam Investment Management (1999–2001), Sanlam, Ltd. (South African insurance company) (2001–2003), Stockback, Inc. (credit card firm) (2000–2002), and Bulldogresearch.com (investment research) (1999–2001); and Trustee of Commonfund (investment management) (1989–2001).

Alfred M. Rankin, Jr.
Born 1941 Trustee since January 1993 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Chairman, President, Chief Executive Officer, and Director of NACCO Industries, Inc. (forklift trucks/housewares/lignite); Director of Goodrich Corporation (industrial products/aircraft systems and services); Director of Standard Products Company (supplier for the automotive industry) until 1998.

J. Lawrence Wilson
Born 1936 Trustee since April 1985 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Retired Chairman and Chief Executive Officer of Rohm and Haas Co. (chemicals); Director of Cummins Inc. (diesel engines), MeadWestvaco Corp. (packaging products), and AmerisourceBergen Corp. (pharmaceutical distribution); Trustee of Vanderbilt University and of Culver Educational Foundation.

Executive Officers[1]

Heidi Stam
Born 1956 Secretary since July 2005 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Principal of The Vanguard Group since November 1997; General Counsel of The Vanguard Group since July 2005; Secretary of The Vanguard Group and of each of the investment companies served by The Vanguard Group since July 2005.

Thomas J. Higgins
Born 1957 Treasurer since July 1998 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group.

Vanguard Senior Management Team

R. Gregory Barton
Mortimer J. Buckley
James H. Gately
Kathleen C. Gubanich
F. William McNabb, III
Michael S. Miller
Ralph K. Packard
George U. Sauter

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974-1996

1	Officers of the funds are “interested persons” as defined in the Investment Company Act of 1940.
2	December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.
More information about the trustees is in the Statement of Additional Information, available from The Vanguard Group.

P.O. Box 2600 Valley Forge, PA 19482-2600

Connect with Vanguard ™ > www.vanguard.com

Fund Information > 800-662-7447	Vanguard, Vanguard.com, Connect with Vanguard, and
the ship logo are trademarks of The Vanguard Group, Inc.
Direct Investor Account Services > 800-662-2739

Institutional Investor Services > 800-523-1036
All other marks are the exclusive property of their
Text Telephone > 800-952-3335	respective owners.

All comparative mutual fund data are from Lipper Inc.
or Morningstar, Inc., unless otherwise noted.
This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by	You can obtain a free copy of Vanguard's proxy voting
the fund's current prospectus	guidelines by visiting our website, www.vanguard.com,
and searching for "proxy voting guidelines," or by calling
Vanguard at 800-662-2739. They are also available from
the SEC's website, www.sec.gov. In addition, you may
obtain a free report on how the fund voted the proxies for
securities it owned during the 12 months ended June 30.
To get the report, visit either www.vanguard.com or
www.sec.gov.

You can review and copy information about your fund
at the SEC's Public Reference Room in Washington, D.C.
To find out more about this public service, call the SEC
at 202-942-8090. Information about your fund is also
available on the SEC's website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-0102.

© 2005 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q5440 112005

Vanguard® PRIMECAP Core Fund

> Annual Report

September 30, 2005

> Vanguard PRIMECAP Core Fund outpaced its comparative standards during its first ten months of operation.

> The fund established large positions in health care and technology stocks and meaningful stakes in the economy’s grittier sectors.

> The fund’s tech stocks were strong performers; health care and financial services holdings were weak.

Contents
Your Fund's Total Returns	1
Chairman's Letter	2
Advisor's Report	7
Fund Profile	10
Performance Summary	11
Financial Statements	12
About Your Fund's Expenses	21
Glossary	23

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the cover of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Total Returns

December 9, 2004, through September 30, 2005
Vanguard PRIMECAP Core Fund	9.8%
MSCI US Prime Market 750 Index	6.1
Average Multi-Cap Core Fund[1]	6.8

Your Fund's Performance at a Glance
  December 9, 2004-September 30, 2005

			Distributions Per Share
	Starting Share Price	Ending Share Price	Income Dividends	Capital Gains

PRIMECAP Core Fund	$10.00	$10.98	$0.00	$0.00

1 Derived from data provided by Lipper Inc.

1

 Chairman's Letter

Dear Shareholder,

 From its late-2004 inception through September 30, Vanguard PRIMECAP Core Fund returned 9.8%, outpacing the returns of its comparative standards. The engines of your fund's return included its sizable commitment to technology stocks and the combined performance of its commodity producers and heavy manufacturers. Health care and financial services stocks were the fund's major weak spots in the period.

The tables on page 1 show the total returns for your fund and its comparative standards. The fund made no distributions to shareholders in the 2005 fiscal year.

Despite some economic bumps, stocks fared well

Despite periods of weakness, the U.S. stock market produced strong gains during the 12 months ended September 30. Economic reports generally indicated a solid expansion, though warning signals flared. Some analysts wondered whether consumers—the economy's primary engine—could continue to withstand persistently high energy prices and the potentially wide-ranging impact of Hurricane Katrina.

During the fiscal year, the Dow Jones Wilshire 5000 Composite Index, a broad measure of U.S. stock prices, returned 14.7%. Returns from both small- and mid-capitalization stocks outpaced those of large-capitalization issues. Value-oriented stocks (those that typically trade at below-

2

market valuations relative to their earnings, book values, and other fundamental measures) generally produced better returns than growth-oriented issues (those priced in expectation of above-average earnings growth).

International stocks, particularly in emerging markets, delivered outstanding returns relative to those of U.S. stocks.

Bonds continued to show a "flattening" yield curve

In the fixed income market, short-term interest rates rose sharply while rates of the longest-term bonds fell. This unusual pattern led to a "flattening" of the yield curve. Since bond prices move in the opposite direction from yields, this flattening resulted in weak returns for short-term bonds and respectable returns for long-term bonds.

The Federal Reserve Board raised its target federal funds rate eight times during the 12 months, for a total increase of 2 percentage points. The yield of the 3-month U.S. Treasury bill, which closely follows the Fed's moves and serves as a proxy for money market rates, ended the period at 3.54%--more than double its initial 1.70% level. Meanwhile, the yield of the 10-year Treasury note, a benchmark for longer-term rates, started the period at 4.12%, rose to 4.48% in March, dipped to 3.91% by the end of June, and ended the period at 4.32%.

Market Barometer
Average Annual Total Returns Periods Ended September 30, 2005
One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	14.3%	17.7%	-1.3%
Russell 2000 Index (Small-caps)	18.0	24.1	6.4
Dow Jones Wilshire 5000 Index (Entire market)	14.7	18.4	-0.5
MSCI All Country World Index ex USA (International)	29.5	27.2	4.8
Bonds
Lehman Aggregate Bond Index (Broad taxable market)	2.8%	4.0%	6.6%
Lehman Municipal Bond Index	4.0	4.2	6.3
Citigroup 3-Month Treasury Bill Index	2.5	1.6	2.3
CPI
Consumer Price Index	4.7%	3.2%	2.7%

3

The Lehman Brothers Aggregate Bond Index, a measure of the broad investment-grade bond market, returned 2.8% for the 12 months. The returns of corporate bonds were generally higher than those of government issues. High-yield bonds, whose performance is generally more attuned to the financial health of their issuers than to interest rates, produced higher returns than Treasury and investment-grade corporate bonds.

The portfolio’s profile emerged during a year of construction

PRIMECAP Management Company, advisor to the PRIMECAP Core Fund, spent the past ten months building positions in stocks and industries that, in its judgment, are poised to capitalize on growth opportunities that should unfold over the next three to five years. By the end of September, the fund had established large positions in health care, technology, and consumer discretionary stocks.

The fund also built stakes in grittier sectors of the economy, such as materials & processing, energy, and producer durables. Together, holdings from these sectors accounted for about a quarter of fund assets at the end of the fiscal year, reflecting the advisor’s mandate to seek opportunities beyond growth-oriented haunts such as technology and health care.

The fund’s best performers included its technology stocks, particularly chipmakers and the fiber-optic cable giant Corning. Materials & processing stocks, such as nickel miner Inco and agribusiness giant Monsanto were strong performers. Surging energy stocks also made a big

Expense Ratios:[1] Your fund compared with its peer group
	Fund	Average Multi-Cap Core Fund

PRIMECAP Core Fund	0.72%	1.36%

1 Annualized. Peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2004.

4

impact on performance, as did producer durables holdings, particularly those with a high-tech flavor such as Agilent Technologies and ASML.

Health care stocks, the portfolio’s largest commitment, were weak performers. As the advisor noted six months ago in our semiannual report, the fund sustained heavy losses in Biogen Idec, a former high-flier that was hit hard after the company was forced to withdraw a promising therapy from the market. The advisor remains enthusiastic about this company, which boasts an attractive research-and-development profile, and has added to the fund’s position in this stock. Some of the portfolio’s larger pharmaceutical companies, such as Pfizer and Eli Lilly, also declined in value. Financial services stocks, a relatively small portfolio position, were weak performers as well.

Make a plan to reach your goals; execute with discipline, conviction

Over time, we expect the discipline and long-term perspective that the advisor has demonstrated with other Vanguard funds to generate competitive returns for PRIMECAP Core Fund. A similar long-term orientation can help you reach your own financial goals. Determine your objectives, develop a plan to meet them, and then follow through with discipline and conviction. A sensible plan should seek to take advantage of opportunities for growth while protecting your assets from the worst of the financial markets’ occasional swoons.

Your investment plan should include a broadly diversified mix of assets—stock, bond, and money market funds—allocated according to your unique circumstances. PRIMECAP Core Fund can be a valuable

Total Returns
	December 9, 2004,[1] Through September 30, 2005
	Final Value of a $10,000 Initial Investment
PRIMECAP Core Fund	9.8%	$10,980

MSCI US Prime Market 750 Index	6.1	10,612

Average Multi-Cap Core Fund	6.8	10,681

1 Inception date.

5

component of such a plan, providing access to talented managers focused on the broad range of investment opportunities among small, large, and mid-size stocks. If you need help establishing or refining your investment program, I invite you to explore the wealth of planning resources on Vanguard.com®.

Thank you for entrusting your assets to Vanguard.

Sincerely,

John J. Brennan

Chairman and Chief Executive Officer
October 13, 2005

6

Advisor’s Report

From its inception on December 9, 2004, to the end of its fiscal year on September 30, 2005, Vanguard PRIMECAP Core Fund returned 9.8%, surpassing the 6.1% return of the MSCI US Prime Market 750 Index during the same period.

Investment environment

Investors kept their gaze fixed on the Fed during much of the past ten months in search of some sign that the tightening effort that began in June 2004 might be ending. Thus far, however, Fed Chairman Alan Greenspan remains steadfast in his campaign to restrain inflation and cool the housing sector. On September 20, the Fed raised its target for the federal funds rate by 25 basis points for the eleventh consecutive time.

Despite these gradual, persistent rate increases intended to “normalize” monetary policy, the yield of the 10-year Treasury note remained close to year-ago levels, helping to sustain strength in housing and personal consumption. In our opinion, these areas of strength are likely to weaken.

Our successes

While we spent much of the past ten months constructing the PRIMECAP Core portfolio, we enjoyed strong performance in our information technology holdings, particularly fiber-optic leader Corning and a trio of chipmakers—Texas Instruments, Motorola, and Intel. Our technology stocks returned, on average, about 25%, almost 10 percentage points more than the tech stocks in the MSCI US Prime Market 750 Index. Materials & processing stocks were another area of strength. We earned strong returns from commodity producers such as nickel-mining giant Inco and fertilizer producer Potash Corporation of Saskatchewan, both of which have capitalized on a favorable supply-and-demand balance in global commodity markets. Vulcan Materials, which supplies basic materials to the booming U.S. construction market, was another strong performer. We also had success with materials companies that fall farther up the value-added chain, such as agribusiness giant Monsanto, which has benefited from its strength in plant biotechnology. Our materials-related holdings returned an average of 15.8%, compared with just 4.5% for the index’s materials stocks. Energy-related stocks were another pocket of strength.

Our shortfalls

Our most significant shortfall was the one we addressed six months ago in our semiannual letter to shareholders: Biogen Idec. In February 2005, the company’s promising new treatment for multiple sclerosis, Tysabri, was pulled from the market after three patients contracted a rare but serious brain disorder. The stock declined 48% on the day of the announcement. This setback was clearly unexpected, but much of our original investment thesis remains intact: enthusiasm about the company’s high level of R&D spending (30% of revenues)

7

and the growth prospects for its existing drugs, including potential new uses. Consumer-oriented holdings such as Eastman Kodak and DIRECTV Group also performed poorly.

Outlook

While we remain optimistic about the prospects for sustained economic growth, we acknowledge a heightened risk of a slowdown in the near term. Of particular concern is the impact that increased fuel prices will have on the consumer (in terms of both confidence and actual expense). The combination of shockingly high gasoline prices and the higher cost of heating oil is an imposing financial burden for many consumers. Generally, rising energy prices tend to depress the economy with about a one-year lag. This would indicate more downward pressure on the economy even if oil prices should decline from here. We’re also concerned about the speculative excesses in the leveraged areas of the economy (including the housing market), derivatives, and hedge funds.

One benefit of these risks seems to be better buying opportunities for Vanguard PRIMECAP Core Fund. The Standard & Poor’s 500 Index is currently where it was at the end of 1998, but operating earnings have grown approximately 50% since that time. Moreover, it appears that the market is not rewarding companies that have market-leading positions or growth rates with premium valuations. Thus, we are finding market-leading companies with above-market growth rates and strong competitive positions at attractive valuations. Assuming such companies can capitalize on their leadership position and meet their growth objectives, we believe that they will ultimately be rewarded with premium valuations.

We believe that the prospective drivers of economic growth going forward will arise from the corporate, rather than the consumer, sector, as corporations invest in long-deferred capital projects. Consistent with this view, we continue to overweight information technology, materials, and, to a lesser extent, industrials. Health care stocks are another area of focus. We have shifted to a slightly underweighted position in energy, as we have been selling while the sector strengthens.

In the technology sector, we’ve been building positions in companies that possess strong competitive positions and low valuations, such as Intuit and Microsoft. In the health care sector, we have increased our position in Biogen Idec, reflecting our enthusiasm for the company’s prospects beyond its multiple-sclerosis treatment, the source of the stock’s terrible performance in 2005.

8

Despite our apprehension about the near-term outlook for the broad consumer economy, we’ve been purchasing shares in companies such as Univision Communications, the leading Spanish-language media company in the United States. The company’s portfolio of television and Internet assets positions it to benefit from the fast-growing Hispanic market. We’ve also purchased shares in Kohl’s, a highly productive retailer that has recently been available at an attractive price.

Joel P. Fried		Howard B. Schow
Portfolio Manager		Portfolio Manager
Theo A. Kolokotrones
Portfolio Manager
Mitchell J. Milias		Alfred W. Mordecai
Portfolio Manager		Portfolio Manager

PRIMECAP Management Company, LLP		October 17, 2005

9

Fund Profile
As of September 30, 2005

Portfolio Characteristics
	Fund	Comparative Index[1]
Number of Stocks	98	747
Median Market Cap	$21.4B	$44.2B
Price/Earnings Ratio	27.2x	18.5x
Price/Book Ratio	3.1x	2.9x
Yield	0.7%	1.8%
Return on Equity	12.8%	18.6%
Earnings Growth Rate	8.9%	13.0%
Foreign Holdings	15.9%	0.0%
Turnover Rate	6%	—
Expense Ratio	0.72%2	—
Short-Term Reserves	9%	—

Sector Diversification (% of portfolio)
	Fund	Comparative Index[1]
Auto & Transportation	6%	2%
Consumer Discretionary	12	14
Consumer Staples	0	7
Financial Services	7	21
Health Care	20	13
Integrated Oils	1	6
Other Energy	5	4
Materials & Processing	11	3
Producer Durables	7	4
Technology	19	14
Utilities	1	7
Other	2	5
Short-Term Reserves	9%	—

Ten Largest Holdings[3] (% of total net assets)

Novartis AG ADR	pharmaceuticals	3.4%
Corning, Inc.	electronics	3.0
Eli Lilly & Co.	pharmaceuticals	3.0
Pfizer Inc.	pharmaceuticals	2.7
Southwest Airlines Co.	transportation services	2.6
Roche Holdings AG	pharmaceuticals	2.4
Intuit, Inc.	computer software	2.3
Biogen Idec Inc.	pharmaceuticals	2.2
ASML Holding (New York)	electronics	2.2
Texas Instruments, Inc.	electronics	2.0
Top Ten		25.8%

Investment Focus

1 MSCI US Prime Market 750 Index.
2 Annualized.
3 "Ten Largest Holdings" excludes any temporary cash investments and equity index products.
 See page 23 for a glossary of investment terms.

10

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (For performance data current to the most recent month-end, which may be higher or lower than that cited, visit our website at www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: December 9, 2004–September 30, 2005
Initial Investment of $10,000

	Total Returns Period Ended September 30, 2005	Final Value of a $10,000
	Since Inception[1]	Investment
PRIMECAP Core Fund	9.80%	$10,980

Fee-Adjusted Return[2]	8.70	10,870

MSCI US Prime Market 750 Index	6.12	10,612

Average Multi-Cap Core Fund[3]	6.81	10,681

Total Returns (%) December 9, 2004–September 30, 2005

1 December 9, 2004.
2 Reflective of the 1% fee assessed on redemptions of shares held for less than one year.
3 Derived from data provided by Lipper Inc.
  Note: See Financial Highlights table on page 17 for dividend and capital gains information.

11

Financial Statements

Statement of Net Assets
As of September 30, 2005

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

Shares	Market Value• ($000)
Common Stocks (90.6%)
Auto & Transportation (5.5%)
Southwest Airlines Co.	1,677,825	24,916
Union Pacific Corp.	186,000	13,336
Canadian National Railway Co.	70,000	4,969
Burlington Northern Santa Fe Corp.	80,000	4,784
FedEx Corp.	42,975	3,744
		51,749
Consumer Discretionary (12.1%)
* Kohl's Corp.	295,300	14,818
* Univision Communications Inc.	510,000	13,530
* DIRECTV Group, Inc.	852,825	12,775
TJX Cos., Inc.	524,425	10,740
The Walt Disney Co.	405,000	9,773
Nordstrom, Inc.	220,400	7,564
Eastman Kodak Co.	200,000	4,866
Target Corp.	92,350	4,796
Avon Products, Inc.	160,000	4,320
* eBay Inc.	104,500	4,305
Mattel, Inc.	250,000	4,170
Best Buy Co., Inc.	89,900	3,913
Costco Wholesale Corp.	80,000	3,447
The News Corp., Inc.	180,000	2,806
* IAC/InterActiveCorp	108,250	2,744
* Google Inc.	7,900	2,500
Time Warner, Inc.	123,250	2,232
* Expedia, Inc.	108,250	2,144
Lowe's Cos., Inc.	21,800	1,404
* Liberty Media Corp.	80,000	644
* Discovery Holding Co. Class A	8,000	116
		113,607
Financial Services (7.0%)
Marsh & McLennan Cos., Inc.	563,875	17,136
The Bank of New York Co., Inc.	414,200	12,182
The Chubb Corp.	126,975	11,371
American International Group, Inc.	102,425	6,346
Paychex, Inc.	140,000	5,191
Fifth Third Bancorp	100,000	3,673
MBIA, Inc.	53,425	3,239
Fannie Mae	70,000	3,137
Washington Mutual, Inc.	50,000	1,961
First Data Corp.	48,000	1,920
		66,156
Health Care (20.0%)
Novartis AG ADR	627,800	32,018
Eli Lilly & Co.	525,000	28,098
Pfizer Inc. 1,020,850	25,491
* Roche Holdings AG	165,000	23,018
* Biogen Idec Inc.	528,425	20,862
Medtronic, Inc.	322,400	17,287
* Chiron Corp.	350,000	15,267
GlaxoSmithKline PLC ADR	290,000	14,871
* Sepracor Inc.	102,525	6,048
* Amgen, Inc.	37,500	2,988
Guidant Corp.	28,200	1,943
* Genzyme Corp.-General Division	9,100	652
		188,543

12

Shares	Market Value• ($000)
Integrated Oils (1.2%)
Chevron Corp.	114,118	7,387
Murphy Oil Corp.	87,000	4,339
		11,726
Other Energy (5.1%)
Schlumberger Ltd.	210,450	17,758
EOG Resources, Inc.	120,000	8,988
* Cooper Cameron Corp.	90,000	6,654
GlobalSantaFe Corp.	70,000	3,193
* Transocean Inc.	48,425	2,969
* National Oilwell Varco Inc.	40,000	2,632
EnCana Corp.	44,900	2,618
Pioneer Natural Resources Co.	32,900	1,807
Arch Coal, Inc.	18,000	1,215
		47,834
Materials & Processing (10.3%)
Dow Chemical Co.	277,225	11,552
Weyerhaeuser Co.	156,600	10,766
Praxair, Inc.	209,775	10,055
Vulcan Materials Co.	126,000	9,350
Inco Ltd.	193,075	9,142
Monsanto Co.	144,075	9,041
Avery Dennison Corp.	150,000	7,858
Phelps Dodge Corp.	52,000	6,756
Alcoa Inc.	241,600	5,900
Bunge Ltd.	100,000	5,262
Potash Corp. of Saskatchewan, Inc.	45,700	4,265
Fluor Corp.	56,125	3,613
Newmont Mining Corp. (Holding Co.)	70,000	3,302
		96,862
Producer Durables (6.8%)
* ASML Holding (New York)	1,227,000	20,258
* Agilent Technologies, Inc.	562,550	18,424
Applied Materials, Inc.	620,000	10,515
LM Ericsson Telephone Co.ADR Class B	200,000	7,368
* Waters Corp.	130,000	5,408
Caterpillar, Inc.	40,950	2,406
		64,379
Technology (19.1%)
* Corning, Inc.	1,471,700	28,448
* Intuit, Inc.	485,400	21,751
Texas Instruments, Inc.	545,300	18,486
* Oracle Corp.	1,485,000	18,399
Microsoft Corp.	681,000	17,522
Sony Corp. ADR	330,000	10,953
Intel Corp.	430,700	10,617
* Nortel Networks Corp.	3,000,000	9,780
Motorola, Inc.	370,000	8,173
* Comverse Technology, Inc.	301,925	7,932
QUALCOMM Inc.	146,800	6,569
* Symantec Corp.	250,000	5,665
* Research In Motion Ltd.	71,000	4,856
* Micron Technology, Inc.	350,000	4,655
* Accenture Ltd.	178,400	4,542
Raytheon Co.	42,875	1,630
		179,978
Utilities (1.2%)
Sprint Nextel Corp.	249,950	5,944
* Comcast Corp. Class A	170,000	4,995
		10,939
Other (2.3%)
* Berkshire Hathaway Inc. Class B 4,900		13,382
3M Co.	113,000	8,290
		21,672
Total Common Stocks
(Cost $799,207)		853,445
Temporary Cash Investment (9.2%)
[1] Vanguard Market Liquidity Fund, 3.744% (Cost $86,962)	86,962,351	86,962
Total Investments (99.8%) (Cost $886,169)		940,407

13

Market Value• ($000)
Other Assets and Liabilities (0.2%)

Other Assets—Note C	3,281

Liabilities	(1,493)

1,788

Net Assets (100%)

Applicable to 85,835,524 outstanding $.001
par value shares of beneficial interest
(unlimited authorization)	942,195

Net asset value per share	$10.98

At September 30, 2005, net assets consisted of:[2]
	Amount ($000)	Per Share
Paid-in Capital	882,754	$10.29

Undistributed Net
Investment Income	2,730.03

Accumulated Net Realized Gains	2,473.03

Unrealized Appreciation	54,238.63

Net Assets	942,195	$10.98

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
1 Affiliated money market fund available only to Vanguard funds and certain trusts and   accounts managed by Vanguard. Rate shown is the 7-day yield.
2 See Note D in Notes to Financial Statements for the tax-basis components of net assets.
ADR—American Depositary Receipt.

14

Statement of Operations
Dec. 9, 2004[1] to Sept. 30, 2005
($000)
Investment Income
Income
Dividends	4,558
Interest[2]	1,654
Security Lending	29
Total Income	6,241
Expenses
Investment Advisory Fees—Note B	2,007
The Vanguard Group—Note C
Management and Administrative	1,355
Marketing and Distribution	52
Custodian Fees	15
Auditing Fees	18
Shareholders' Reports	12
Total Expenses	3,459
Net Investment Income	2,782
Realized Net Gain (Loss) on Investment Securities Sold	2,517
Unrealized Appreciation (Depreciation) of Investment Securities	54,238
Net Increase (Decrease) in Net Assets Resulting from Operations	59,537

1 Inception.
2 Interest income from an affiliated company of the fund was $1,654,000.

15

Statement of Changes in Net Assets

Dec. 9, 2004[1] to Sept. 30, 2005 ($000)
Increase (Decrease) In Net Assets
Operations
Net Investment Income	2,782
Realized Net Gain (Loss)	2,517
Unrealized Appreciation (Depreciation)	54,238
Net Increase (Decrease) in Net Assets Resulting from Operations	59,537
Distributions
Net Investment Income	—
Realized Capital Gain	—
Total Distributions	—
Capital Share Transactions—Note F
Issued	909,458
Issued in Lieu of Cash Distributions	—
Redeemed[2]	(26,800)
Net Increase (Decrease) from Capital Share Transactions	882,658
Total Increase (Decrease)	942,195
Net Assets
Beginning of Period	—
End of Period[3]	942,195

1 Inception.
2 Net of redemption fees of $245,000.
3 Including undistributed net investment income of $2,730,000.

16

Financial Highlights

For a Share Outstanding Throughout the Period	Dec. 9, 2004[1] to Sept. 30, 2005
Net Asset Value, Beginning of Period	$10.00
Investment Operations
Net Investment Income	.03
Net Realized and Unrealized Gain (Loss) on Investments[2]	.95
Total from Investment Operations	.98
Distributions
Dividends from Net Investment Income	—
Distributions from Realized Capital Gains	—
Total Distributions	—
Net Asset Value, End of Period	$10.98
Total Return[2]	9.80%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$942
Ratio of Total Expenses to Average Net Assets	0.72%[3]
Ratio of Net Investment Income to Average Net Assets	0.58%[3]
Portfolio Turnover Rate	6%

1 Inception.
2 Total return does not reflect the 1% fee assessed on redemptions of shares held for less than one year.
3 Annualized.
See accompanying notes, which are an integral part of the financial statements.

17

Notes to Financial Statements

Vanguard PRIMECAP Core Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund.

A.  The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Federal Income Taxes: The fund intends to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

3.  Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4.  Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

5.  Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on redemptions of capital shares are credited to paid-in capital.

B.  PRIMECAP Management Company provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. For the period ended September 30, 2005, the investment advisory fee represented an effective annual rate of 0.42% of the fund’s average net assets.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At September 30, 2005, the fund had contributed capital of $108,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.11% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

18

D.  Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from net investment income and realized capital gains. Accordingly, the fund has reclassified $52,000 from undistributed net investment income, and $44,000 from accumulated net realized gains, to paid-in capital. For tax purposes, at September 30, 2005, the fund had $5,390,000 of ordinary income available for distribution.

At September 30, 2005, net unrealized appreciation of investment securities for tax purposes was $54,238,000, consisting of unrealized gains of $76,712,000 on securities that had risen in value since their purchase and $22,474,000 in unrealized losses on securities that had fallen in value since their purchase.

E.  During the period ended September 30, 2005, the fund purchased $831,253,000 of investment securities and sold $34,563,000 of investment securities, other than temporary cash investments.

F.  Capital shares issued and redeemed were:

December 9, 2004 to September 30, 2005
Shares (000)
Issued	88,417
Issued in Lieu of Cash Distributions	—
Redeemed	(2,581)
Net Increase (Decrease)—in Shares Outstanding	85,836

19

Report of Independent Registered Public Accounting Firm

To the Shareholders and Trustees of Vanguard PRIMECAP Core Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard PRIMECAP Core Fund (the “Fund”) at September 30, 2005, the results of its operations, the changes in its net assets and the financial highlights for the period from December 9, 2004 (commencement of operations) through September 30, 2005, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States), which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at September 30, 2005 by correspondence with the custodian and by agreement to the underlying ownership records for Vanguard Market Liquidity Fund, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
November 7, 2005

Special 2005 Tax Information (unaudited) for Vanguard PRIMECAP Core Fund

This information for the period ended September 30, 2005, is included pursuant to provisions of the Internal Revenue Code.

For corporate shareholders, 71.5% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

20

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund. A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Six Months Ended September 30, 2005
PRIMECAP Core Fund	Beginning Account Value 3/31/2005	Ending Account Value 9/30/2005	Expenses Paid During Period[1]
Based on Actual Fund Return	$1,000.00	$1,080.71	$3.60

Based on Hypothetical 5% Yearly Return	$1,000.00	$1,021.61	$3.50

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only; they do not include your fund’s low-balance fee or the 1% fee on redemptions of shares held for less than one year. These fees are fully described in the prospectus. If the fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to the current fund prospectus.

1 The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for the period was 0.69%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

21

Vanguard’s Policies for Managing Changes to Investment Advisory Arrangements

The boards of trustees of the Vanguard funds and Vanguard have adopted practical and cost-effective policies for managing the funds’ arrangements with their unaffiliated investment advisors, as permitted by an order from the U.S. Securities and Exchange Commission (SEC).

Background
In 1993, Vanguard was among the first mutual fund companies to streamline the process of changing a fund’s investment advisory arrangements. In essence, the SEC order enabled the boards of the Vanguard funds to enter into new or revised advisory arrangements without the delay and expense of a shareholder vote. This ability, which is subject to a number of SEC conditions designed to protect shareholder interests, has saved the Vanguard funds and their shareholders several million dollars in proxy costs since 1993. It has also enabled the funds’ trustees to quickly implement advisory changes in the best interest of shareholders.

Over the past 12 years, as the SEC gained experience in this area, it has granted more flexible conditions to other fund companies. Consequently, Vanguard received the SEC’s permission to update its policies concerning its arrangements with outside investment advisors.

Our updated policies
Vanguard is adopting several additional practical and cost-effective policies in managing the Vanguard funds’ investment advisory arrangements:

Statement of Additional Information (SAI). Vanguard funds that employ an unaffiliated investment advisor will now show advisory fee information on an aggregate basis in their SAIs. (A fund’s SAI provides more detailed information than its prospectus and is available to investors online at Vanguard.com® or upon request.) Previously, separate fee schedules were presented for each unaffiliated advisor. Each fund’s SAI will also include the amount paid by the fund for any investment advisory services provided on an at-cost basis by The Vanguard Group. Reporting advisory fees in this manner is the same approach used by other fund companies that have received SEC exemptive orders.

Shareholder notification. Like other fund companies, Vanguard will have up to 90 days after a fund enters into a new advisory agreement to notify shareholders of the change. Previously, shareholders were notified at least 30 days before any such change, if possible. In practice, Vanguard expects to continue notifying shareholders of advisory changes as soon as is practical, taking into account opportunities to reduce postage expenses by enclosing notices with previously scheduled mailings.

Redemption fees. Vanguard PRIMECAP Core Fund charges a redemption fee on shares redeemed within one year of purchase. Previously, redemption fees were required to be waived for 90 days after giving notice of a fund advisory change. The SEC has not generally applied this requirement to other fund companies and has now eliminated it for Vanguard. (Redemption fees—which are paid to the fund, not to Vanguard—are designed to ensure that short-term investors pay their fair share of a fund’s transaction costs.)

22

Glossary

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Foreign Holdings. The percentage of a fund’s equity assets represented by stocks or depositary receipts of companies based outside the United States.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

Yield. A snapshot of a fund’s income from interest and dividends. The yield, expressed as a percentage of the fund’s net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of income provided by securities in the index.

23

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds. Among board members’ responsibilities are selecting investment advisors for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

Each trustee serves a fund until its termination; or until the trustee’s retirement, resignation, or death; or otherwise as specified in the fund’s organizational documents. Any trustee may be removed at a shareholders’ meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

Chairman of the Board, Chief Executive Officer, and Trustee

John J. Brennan[1]
Born 1954 Chairman of the Board, Chief Executive Officer, and Trustee since May 1987 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Chairman of the Board, Chief Executive Officer, and Director/ Trustee of The Vanguard Group, Inc., and of each of the investment companies served by The Vanguard Group.

IndependentTrustees

Charles D. Ellis
Born 1937 Trustee since January 2001 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Applecore Partners (pro bono ventures in education); Senior Advisor to Greenwich Associates (international business strategy consulting); Successor Trustee of Yale University; Overseer of the Stern School of Business at New York University; Trustee of the Whitehead Institute for Biomedical Research.

Rajiv L. Gupta
Born 1945 Trustee since December 2001[2] 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Chairman and Chief Executive Officer of Rohm and Haas Co. (chemicals); Board Member of the American Chemistry Council; Director of Tyco International, Ltd. (diversified manufacturing and services) (since 2005); Trustee of Drexel University and of the Chemical Heritage Foundation.

JoAnn Heffernan Heisen
Born 1950 Trustee since July 1998 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Vice President, Chief Information Officer, and Member of the Executive Committee of Johnson & Johnson (pharmaceuticals/ consumer products); Director of the University Medical Center at Princeton and Women’s Research and Education Institute.

André F. Perold
Born 1952 Trustee since December 2004 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: George Gund Professor of Finance and Banking, Harvard Business School (since 2000); Senior Associate Dean, Director of Faculty Recruiting, and Chair of Finance Faculty, Harvard Business School; Director and Chairman of UNX, Inc. (equities trading firm) (since 2003); Director of registered investment companies advised by Merrill Lynch Investment Managers and affiliates (1985–2004), Genbel Securities Limited (South African financial services firm) (1999–2003), Gensec Bank (1999–2003), Sanlam Investment Management (1999–2001), Sanlam, Ltd. (South African insurance company) (2001–2003), Stockback, Inc. (credit card firm) (2000–2002), and Bulldogresearch.com (investment research) (1999–2001); and Trustee of Commonfund (investment management) (1989–2001).

Alfred M. Rankin, Jr.
Born 1941 Trustee since January 1993 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Chairman, President, Chief Executive Officer, and Director of NACCO Industries, Inc. (forklift trucks/housewares/lignite); Director of Goodrich Corporation (industrial products/aircraft systems and services); Director of Standard Products Company (supplier for the automotive industry) until 1998.

J. Lawrence Wilson
Born 1936 Trustee since April 1985 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Retired Chairman and Chief Executive Officer of Rohm and Haas Co. (chemicals); Director of Cummins Inc. (diesel engines), MeadWestvaco Corp. (packaging products), and AmerisourceBergen Corp. (pharmaceutical distribution); Trustee of Vanderbilt University and of Culver Educational Foundation.

Executive Officers[1]

Heidi Stam
Born 1956 Secretary since July 2005 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Principal of The Vanguard Group since November 1997; General Counsel of The Vanguard Group since July 2005; Secretary of The Vanguard Group and of each of the investment companies served by The Vanguard Group since July 2005.

Thomas J. Higgins
Born 1957 Treasurer since July 1998 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group.

Vanguard Senior Management Team

R. Gregory Barton
Mortimer J. Buckley
James H. Gately
Kathleen C. Gubanich
F. William McNabb, III
Michael S. Miller
Ralph K. Packard
George U. Sauter

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974-1996

1	Officers of the funds are “interested persons” as defined in the Investment Company Act of 1940.
2	December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.
More information about the trustees is in the Statement of Additional Information, available from The Vanguard Group.

P.O. Box 2600 Valley Forge, PA 19482-2600

Connect with Vanguard™> www.vanguard.com

Fund Information > 800-662-7447	Vanguard, Vanguard.com, Connect with Vanguard,
and the ship logo are trademarks of The Vanguard Group, Inc.

Direct Investor Account Services > 800-662-2739

Institutional Investor Services > 800-523-1036
All other marks are the exclusive property of their respective owners.

Text Telephone > 800-952-3335

All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.

This material may be used in conjunction with the offering	You can obtain a free copy of Vanguard's proxy voting
of shares of any Vanguard fund only if preceded	guidelines by visiting our website, www.vanguard.com,
or accompanied by the fund's current prospectus.	and searching for "proxy voting guidelines," or by calling
Vanguard at 800-662-2739. They are also available from
the SEC's website, www.sec.gov. In addition, you may
obtain a free report on how the fund voted the proxies for
securities it owned during the 12 months ended June 30.
To get the report, visit either www.vanguard.com or
www.sec.gov.

You can review and copy information about your fund
at the SEC's Public Reference Room in Washington, D.C.
To find out more about this public service, call the SEC
at 202-942-8090. Information about your fund is also
available on the SEC's website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-0102.

© 2005 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q12200 112005

Item 2: Code of Ethics. The Board of Trustees has adopted a code of ethics that applies to the principal executive officer, principal financial officer, principal accounting officer or controller of the Registrant and The Vanguard Group, Inc., and to persons performing similar functions.

Item 3: Audit Committee Financial Expert. All of the members of the Audit Committee have been determined by the Registrant’s Board of Trustees to be Audit Committee Financial Experts. The members of the Audit Committee are: Charles D. Ellis, Rajiv L. Gupta, JoAnn Heffernan Heisen, André F. Perold, Alfred M. Rankin, Jr., and J. Lawrence Wilson. All Audit Committee members are independent under applicable rules.

Item 4: Principal Accountant Fees and Services.

(a)     Audit Fees.

Audit Fees of the Registrant

Fiscal Year Ended September 30, 2005: $54,000
Fiscal Year Ended September 30, 2004: $35,000

Aggregate Audit Fees of Registered Investment Companies in the Vanguard Group

Fiscal Year Ended September 30, 2005: $2,152,740
Fiscal Year Ended September 30, 2004: $1,685,500

(b)     Audit-Related Fees.

Fiscal Year Ended September 30, 2005: $382,200
Fiscal Year Ended September 30, 2004: $257,800

Includes fees billed in connection with assurance and related services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(c)     Tax Fees.

Fiscal Year Ended September 30, 2005: $98,400
Fiscal Year Ended September 30, 2004: $76,400

Includes fees billed in connection with tax compliance, planning and advice services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group and related to income and excise taxes.

(d)     All Other Fees.

Fiscal Year Ended September 30, 2005: $0
Fiscal Year Ended September 30, 2004: $0

Includes fees billed for services related to risk management and privacy matters. Services were provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(e)     (1) Pre-Approval Policies. The policy of the Registrant’s Audit Committee is to consider and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and non-audit services provided to: (1) the Registrant; (2) The Vanguard Group, Inc.; (3) other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant; and (4) other registered investment companies in the Vanguard Group. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

        In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, members of the Audit Committee would be called on to consider and, if appropriate, pre-approve audit or permitted non-audit services in an amount sufficient to complete services through the next Audit Committee meeting, and to determine if such services would be consistent with maintaining the accountant’s independence. At the next scheduled Audit Committee meeting, services and fees would be presented to the Audit Committee for formal consideration, and, if appropriate, approval by the entire Audit Committee. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.

        The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Vanguard complex, whether such services are provided to: (1) the Registrant; (2) The Vanguard Group, Inc.; (3) other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant; or other registered investment companies in the Vanguard Group.

    (2) No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)     For the most recent fiscal year, over 50% of the hours worked under the principal accountant’s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(g)    Aggregate Non-Audit Fees.

Fiscal Year Ended September 30, 2005: $98,400
Fiscal Year Ended September 30, 2004: $76,400

Includes fees billed for non-audit services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(h)     For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant’s independence.

Item 5: Not applicable.

Item 6: Not applicable.

Item 7: Not applicable.

Item 8: Not applicable.

Item 9: Not applicable.

Item 10: Not applicable

Item 11: Controls and Procedures.

    (a)    Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

    (b)    Internal Control Over Financial Reporting. There were no significant changes in Registrant’s internal control over financial reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a) Code of Ethics.
(b) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD FENWAY FUNDS
BY:	(signature)
(HEIDI STAM) JOHN J. BRENNAN* CHIEF EXECUTIVE OFFICER

Date:	November 16, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD FENWAY FUNDS
BY:	(signature)
(HEIDI STAM) JOHN J. BRENNAN* CHIEF EXECUTIVE OFFICER

Date:	November 16, 2005

VANGUARD FENWAY FUNDS
BY:	(signature)
(HEIDI STAM) THOMAS J. HIGGINS* TREASURER

Date:	November 16, 2005

*By Power of Attorney. See File Number 33-19446, filed on September 23, 2005. Incorporated by Reference.